Exhibit 99.11

Execution Copy

TRIMONT LLC,
Master Servicer

and

BERKADIA COMMERCIAL MORTGAGE LLC,
Sub-Servicer

PRIMARY Servicing AGREEMENT

Dated as of December 1, 2025

BANK5 2025-5YR19
Commercial Mortgage Pass-Through Certificates,
Series 2025-5YR19

TABLE OF CONTENTS

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TABLE OF CONTENTS

(continued)

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This is a Primary Servicing Agreement (the “Agreement”), dated as of December 1, 2025, by and between BERKADIA COMMERCIAL MORTGAGE LLC, having an office at 323 Norristown Road, Suite 300, Ambler, Pennsylvania 19002, and its successors and assigns (the “Sub-Servicer”), and TRIMONT LLC, having an office at 550 S. Tryon Street, Suite 2400, Charlotte, North Carolina 28202, and its successors and assigns (the “Master Servicer”).

WITNESSETH:

WHEREAS, Morgan Stanley Capital I Inc., as depositor (the “Depositor”), Torchlight Loan Services, LLC, as special servicer (the “Special Servicer”), Pentalpha Surveillance LLC, as operating advisor (the “Operating Advisor”) and as asset representations reviewer (the “Asset Representations Reviewer”), Computershare Trust Company, N.A., as certificate administrator (the “Certificate Administrator”) and Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”), and the Master Servicer, as master servicer, have entered into that certain Pooling and Servicing Agreement dated as of December 1, 2025, as amended, modified and restated from time to time (the “Pooling and Servicing Agreement”), whereby the Master Servicer shall service certain mortgage loans on behalf of the Trustee; and

WHEREAS, Section 3.20 of the Pooling and Servicing Agreement authorizes the Master Servicer to enter into this agreement with the Sub-Servicer whereby the Sub-Servicer shall service certain of such mortgage loans listed on Exhibit A (the “Mortgage Loan Schedule”) attached hereto (the “Mortgage Loans”) on behalf of the Master Servicer.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Master Servicer and the Sub-Servicer hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01        Defined Terms.

Unless otherwise specified in this Agreement, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement. As used herein, the following terms have the meanings assigned to them in this Section 1.01:

“Additional Sub-Servicing Compensation” shall have the meaning set forth in Section 3.01(c)(18) of this Agreement.

“BANA Mortgage Loan” shall mean any Mortgage Loan sold by Morgan Stanley Mortgage Capital Holdings LLC (as identified with “MSMCH” on Exhibit A attached hereto.)

“Collection Report” shall mean the monthly report prepared by the Sub-Servicer setting forth, with respect to each Mortgage Loan and Serviced Companion Loan and the most recently ended Collection Period prior to the due date of such report, the information described on Exhibit G attached hereto.

“Mortgage Loans” shall have the meaning specified in the recitals hereto.

“Mortgage Loan Schedule” shall have the meaning specified in the recitals hereto.

“MS Mortgage Loan” shall mean any Mortgage Loan sold by Morgan Stanley Mortgage Capital Holdings LLC (as identified with “MSMCH” on Exhibit A attached hereto.)

“Serviced Companion Loans” shall mean the Serviced Companion Loans set forth on Exhibit A attached hereto. For the avoidance of doubt, there are no Serviced Companion Loans related to this Agreement and all such references to “Serviced Companion Loans” shall be disregarded.

“Serviced Whole Loan” shall mean the Serviced Companion Loans together with the related Mortgage Loan.

“Sub-Servicer Collection Account” shall have the meaning set forth in Section 3.01(c)(8) of this Agreement.

“Sub-Servicer Companion Distribution Account” shall have the meaning set forth in Section 3.01(c)(9) of this Agreement.

“Sub-Servicer Remittance Amount” shall mean, with respect to any date and with respect to the Mortgage Loans, an amount equal to, without duplication, (a) the sum of (i) the aggregate of the amounts on deposit attributable to the Mortgage Loans in the Sub-Servicer Collection Account as of such date, (ii) the aggregate of all other amounts received with respect to the Mortgage Loans as of such date to the extent not previously remitted to the Master Servicer, and (iii) the aggregate amount of Compensating Interest Payments deposited by the Sub-Servicer in the Sub-Servicer Collection Account as required by Section 3.17(a) of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(23) of this Agreement, to the extent not previously remitted to the Master Servicer; net of (b) the portion of the amount described in subclause (a) of this definition that represents one or more of the following: (i) Escrow Payments (other than Escrow Payments that are to be used to reimburse the Master Servicer for Servicing Advances) or (ii) any amounts that the Sub-Servicer is entitled to retain as compensation pursuant to Section 3.11 of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(18) of this Agreement.

“Sub-Servicer Remittance Date” shall mean the first Business Day after each Determination Date.

“Sub-Servicing Fee” shall mean, with respect to each Mortgage Loan and Serviced Companion Loan, the fee payable to the Sub-Servicer pursuant to Section 3.01(c)(18) of this Agreement.

“Sub-Servicing Fee Rate” shall mean, with respect to each Mortgage Loan and Serviced Companion Loan, the rate that corresponds to such Mortgage Loan and Serviced Companion Loan set forth on Exhibit A hereto under the heading “Sub-Servicing Fee %”.

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ARTICLE II

MASTER SERVICER’S ENGAGEMENT OF SUB-SERVICER
TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01        Contract for Servicing; Possession of Mortgage Loan Documents.

The Master Servicer, by execution and delivery of this Agreement, does hereby contract with the Sub-Servicer, subject to the terms of this Agreement, for the servicing of the Mortgage Loans and the Serviced Companion Loans. On and after the Closing Date, the Sub-Servicer shall hold any portion of the Servicing File or the Mortgage File (including without limitation, any original letter of credit) in the possession of the Sub-Servicer in trust by the Sub-Servicer, on behalf of the Master Servicer for the benefit of the Trustee for the benefit of the Certificateholders and VRR Interest Owners. The Sub-Servicer’s possession of any portion of the Servicing File or the Mortgage File shall be at the will of the Master Servicer and the Trustee for the sole purpose of facilitating the servicing or the supervision of servicing of the related Mortgage Loan and Serviced Companion Loan pursuant to this Agreement, and such retention and possession by the Sub-Servicer shall be in a custodial capacity only. Any portion of the Servicing File or the Mortgage File retained by the Sub-Servicer shall be identified to reflect clearly the ownership of the related Mortgage Loan by the Trustee. The Sub-Servicer shall release from its custody any Servicing File or any Mortgage File retained by it only in accordance with this Agreement and, to the extent incorporated herein, the Pooling and Servicing Agreement. Within twenty (20) days following the Closing Date the Sub-Servicer shall provide to the Master Servicer a copy of each letter of credit held by the Sub-Servicer. The Sub-Servicer shall provide to the Master Servicer as soon as practicable after request therefor by the Master Servicer a copy of any documents held by it with respect to any Mortgage Loan or Serviced Companion Loan. During the term of this Agreement, the Sub-Servicer will also provide to the Master Servicer a copy of any lease, amendments to Mortgage Loan or Serviced Companion Loan documents and other documents related to the Mortgaged Property securing the related Mortgage Loan or related to such Mortgage Loan (and related Serviced Companion Loans) as soon as possible after receipt or execution thereof, as applicable.

Section 2.02        Notice of Breach of Representations and Warranties.

Following receipt of the applicable Mortgage Loan Purchase Agreement, the Master Servicer shall provide a copy of the applicable Mortgage Loan Purchase Agreement to the Sub-Servicer. The Sub-Servicer shall notify the Master Servicer in writing within five (5) Business Days after the Sub-Servicer (a) discovers or receives notice alleging a Defect or a Breach (without implying any duty of the Sub-Servicer to make, or to attempt to make, such a discovery), (b) receives a 15Ga-1 Repurchase Request or the withdrawal of a 15Ga-1 Repurchase Request or any rejection of a 15Ga-1 Repurchase Request, or (c) receives a Certificateholder Repurchase Request or a PSA Party Repurchase Request, in each case with respect to a Mortgage Loan. The Sub-Servicer shall also provide to the Master Servicer (a) a copy of any such 15Ga-1 Repurchase Request received by the Sub-Servicer and (b) such other information in the possession of the Sub-Servicer reasonably requested by the Master Servicer as would permit the Master Servicer to comply with its obligations under Section 2.02(g) of the Pooling and Servicing Agreement.

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ARTICLE III

SERVICING OF THE MORTGAGE LOANS AND SERVICED COMPANION LOANS

Section 3.01        Sub-Servicer to Service.

(a)               The Sub-Servicer, as an independent contractor, shall diligently service and administer the Mortgage Loans and Serviced Companion Loans in accordance with applicable law, this Agreement and the Mortgage Loan documents on behalf of the Trust and in the best interests of and for the benefit of the Certificateholders, as a collective whole, and in a manner consistent with the Servicing Standard under the Pooling and Servicing Agreement and, in the case of the Serviced Whole Loan, taking into account the pari passu or subordinate nature of the related Serviced Companion Loans.

(b)               The Sub-Servicer shall perform, on behalf of the Master Servicer, all of the obligations of the Master Servicer (with respect to the Mortgage Loans and Serviced Companion Loans subject to this Agreement) as set forth in those sections of the Pooling and Servicing Agreement specifically incorporated herein pursuant to Section 3.01(c) of this Agreement (the “Incorporated Sections”), as modified by Section 3.01(c) of this Agreement, and the Master Servicer shall have the same rights with respect to the Sub-Servicer that the Trustee, the Certificate Administrator, the Custodian, the Depositor, the 17g-5 Information Provider, the Risk Retention Consultation Parties, the VRR Interest Owners, the Asset Representations Reviewer, the Underwriters, the Directing Certificateholder, the Serviced Companion Noteholders, the Operating Advisor, the Rating Agencies, the Certificateholders, and the Special Servicer (including, without limitation, the right of the Special Servicer to direct the Master Servicer during certain periods) have with respect to the Master Servicer under the Pooling and Servicing Agreement to the extent that the Sub-Servicer is acting on behalf of the Master Servicer hereunder and except as otherwise set forth herein. Without limiting the foregoing, and subject to Section 3.19 of the Pooling and Servicing Agreement as modified herein, the Sub-Servicer shall service and administer all of the Mortgage Loans and Serviced Companion Loans that are not Specially Serviced Loans; provided, however, that the Sub-Servicer shall continue to receive payments (and provide notice to the Master Servicer of such payments), collect information and prepare and deliver reports to the Master Servicer required hereunder with respect to any Specially Serviced Loans and REO Properties (and the related REO Loans), and render such incidental services with respect to any Specially Serviced Loans and REO Properties as and to the extent as may be specifically provided for herein with respect to any Specially Serviced Loans and REO Properties (and the related REO Loans) to the extent such provisions of the Pooling and Servicing Agreement are incorporated herein pursuant to Section 3.01(c) of this Agreement, and further to render such incidental services with respect to any Specially Serviced Loans as are specifically provided for therein and as reasonably requested by the Master Servicer under Section 3.01(c) of this Agreement. All references herein to the respective duties of the Sub-Servicer and the Special Servicer, and to the areas in which they may exercise discretion, shall be subject to Section 3.19 of the Pooling and Servicing Agreement, as modified herein, and to the Special Servicer’s rights to service Specially Serviced Loans. Except as otherwise set forth below, for purposes of this Agreement, (i) references to the Trustee, the Certificate Administrator, the Custodian, the VRR Interest Owners, the Depositor, the 17g-5 Information Provider, the Special Servicer, the Underwriters, the Operating Advisor, the Risk Retention Consultation Parties, the Asset Representations Reviewer, the

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Directing Certificateholder, the Rating Agencies, and the Certificateholders in the Incorporated Sections (and in the defined terms used therein) shall be deemed to be references to the Master Servicer hereunder, (ii) references to the Master Servicer in the Incorporated Sections (and in the defined terms used therein) shall be deemed to be references to the Sub-Servicer hereunder, (iii) references to the Mortgage Loans, as defined in the Pooling and Servicing Agreement, in the Incorporated Sections (and in the defined terms used therein) shall be deemed to be references to the Mortgage Loans as defined herein, and (iv) references to the Serviced Companion Loans and Serviced Pari Passu Companion Loan in the Incorporated Sections (and in the defined terms used therein) shall be deemed to be references to the Serviced Companion Loans as defined herein (such modification of the Incorporated Sections (and in the defined terms used therein) pursuant to clauses (i), (ii), (iii) and (iv) of this sentence shall be referred to herein as the “References Modification”). In each case where the Master Servicer is given any power to act under the provisions of the Incorporated Sections, such power is hereby delegated to the Sub-Servicer to the extent necessary to perform its obligations under this Agreement and subject to any restrictions in this Agreement. With respect to all servicing responsibilities of the Master Servicer under the Pooling and Servicing Agreement that are not being performed by the Sub-Servicer under this Agreement, the Sub-Servicer shall reasonably cooperate with the Master Servicer to facilitate the timely performance of such servicing responsibilities, but only to the extent they relate to the Sub-Servicer’s responsibilities herein.

Without limiting the generality of the foregoing, with respect to any requirement in an Incorporated Section for the Master Servicer to provide notices or documents to, or otherwise communicate with, any other party to the Pooling and Servicing Agreement, it is the intent of the parties hereto that, except as required by Article XI of the Pooling and Servicing Agreement as incorporated herein, the Sub-Servicer provide such notices or documents to, or otherwise communicate with, the Master Servicer, and the Master Servicer provide such notices or documents to, or otherwise communicate with, the other party or parties to the Pooling and Servicing Agreement.

(c)               The following Sections of the Pooling and Servicing Agreement, unless otherwise provided in this Section 3.01(c), are hereby incorporated herein by reference as if fully set forth herein, and, for purposes of this Agreement, in addition to the References Modification, are hereby further modified as set forth below:

(1)               [Reserved].

(2)               Section 3.01. Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and certify on a quarterly basis, starting with the quarter ending December 31, 2025 (provided that the first such certification shall cover the period from the Closing Date to the end of such quarter), within thirty (30) days of the end of such quarter the information on each Mortgage Loan and Serviced Companion Loan as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(21) of this Agreement. In addition, without limiting the generality of the foregoing, the Sub-Servicer shall take all necessary action to continue all UCC Financing Statements in favor of the originator of each Mortgage Loan and each Serviced Companion Loan or in favor of any assignee prior to the expiration of such UCC Financing Statements. The Sub-Servicer shall not modify, amend, waive or otherwise consent to any change of the terms of any Mortgage Loan or any Serviced Companion Loan except as allowed

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by this Agreement. The Master Servicer shall forward to the Sub-Servicer any notice that it receives that a Mortgage Loan has become an Excluded Loan.

The Sub-Servicer’s request to a letter of credit issuing bank shall be that such letter of credit bank reissue the letter of credit in the name of “Berkadia Commercial Mortgage LLC, as Sub-Servicer, on behalf of Trimont LLC, as Master Servicer, on behalf of Deutsche Bank National Trust Company, as Trustee, for the benefit of the registered holders of BANK5 2025-5YR19, Commercial Mortgage Pass-Through Certificates, Series 2025-5YR19”.

(3)               Section 3.02. The determination as to the application of amounts collected in respect of any Mortgage Loan or Serviced Companion Loan, to the extent the application is not governed by the express provisions of the related Mortgage Note or Mortgage, shall be made by the Master Servicer and so directed to the Sub-Servicer in writing. Without the express written consent of the Master Servicer, the Sub-Servicer shall not waive any Penalty Charge. The Sub-Servicer shall promptly forward to the Master Servicer all financial statements, budgets, operating statements and rent rolls collected by the Sub-Servicer within the timeframe set forth in Section 3.01(c)(20) hereof.

(4)               Section 3.03(a). The creation of any Servicing Account shall be evidenced by a certification in the form of Exhibit F attached hereto and a copy of such certification shall be furnished to the Master Servicer on or prior to the Closing Date and thereafter to the Master Servicer upon any transfer of any Servicing Account. Without the express written consent of the Master Servicer, the Sub-Servicer shall not (A) waive or extend the date set forth in any agreement governing reserve funds by which the required repairs and/or capital improvements at the related Mortgaged Property must be completed or (B) release any earn out reserve funds or return any related letters of credit delivered in lieu of earn out reserve funds.

(5)               Section 3.03(b). Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and certify to the information on each Mortgage Loan and Serviced Companion Loan with respect to taxes, insurance premiums, assessments, ground rents and other similar items on a quarterly basis starting for the quarter ending December 31, 2025 (provided that the first such certification shall cover the period from the Closing Date to the end of such quarter), within thirty (30) days of the end of such quarter as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(21) of this Agreement. Upon the occurrence of an insured loss at a Mortgaged Property, the Sub-Servicer shall notify the Master Servicer of the loss and the Sub-Servicer’s receipt of the proceeds paid under such Insurance Policy. The Sub-Servicer will provide to the Master Servicer all loss-related records and information received by the Sub-Servicer as such information becomes available and shall confer with the Master Servicer regarding the process of releasing to the affected Mortgagor the proceeds paid under such Insurance Policy, including but not limited to questions such as whether the Sub-Servicer is authorized to (i) endorse the checks issued by the insurer representing the proceeds paid under such Insurance Policy; and (ii) release the proceeds paid under such Insurance Policy to the affected Mortgagor. With respect to non-escrowed payments, when the Sub-Servicer becomes aware in accordance with the Servicing Standard that a Mortgagor has failed to make any such payment or, with respect to escrowed loans, collections from the Mortgagor are insufficient to pay any such item before the applicable penalty or termination date, the Sub-Servicer shall promptly notify the Master Servicer.

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(6)               Section 3.03(c). The Sub-Servicer shall not be permitted to make any Servicing Advances, provided that the Sub-Servicer shall give the Master Servicer not less than five (5) Business Days’ notice before the date on which the Master Servicer is required to make any Servicing Advance with respect to any Mortgage Loan or Serviced Companion Loan (which notice shall include any and all information in its possession and any additional information reasonably requested by the Master Servicer that will enable the Master Servicer to determine whether a requested Servicing Advance would constitute a Nonrecoverable Servicing Advance).

(7)               Section 3.03(e). The Sub-Servicer shall promptly notify the Master Servicer of any failure by a Mortgagor to promptly respond to any request for written confirmation of any (i) operations and maintenance plan required to be established and executed pursuant to the terms of the Mortgage Loan or Serviced Companion Loan or (ii) repairs, capital improvements, actions or remediations required to be taken or completed pursuant to the terms of the Mortgage Loan or Serviced Companion Loan.

(8)               Section 3.04(a). The Sub-Servicer shall establish a custodial account (hereinafter the “Sub-Servicer Collection Account”), meeting all of the requirements of the Collection Account, and references to the Collection Account shall be references to such Sub-Servicer Collection Account. The creation of any Sub-Servicer Collection Account shall be evidenced by a certification in the form of Exhibit F attached hereto and a copy of such certification shall be furnished to the Master Servicer within three (3) Business Days after the Closing Date and thereafter to the Master Servicer upon any transfer of the Sub-Servicer Collection Account. Notwithstanding the third paragraph of Section 3.04(a) of the Pooling and Servicing Agreement, the Sub-Servicer shall deposit into the Sub-Servicer Collection Account and include in its Sub-Servicer Remittance Amount all modification fees, extension fees, defeasance fees, assumption application fees, assumption fees and late fees collected by the Sub-Servicer to the extent not constituting Additional Sub-Servicing Compensation, including, without limitation, all Prepayment Interest Excess and Default Interest. Any amounts of additional servicing compensation payable to the Special Servicer pursuant to Section 3.11(c) of the Pooling and Servicing Agreement shall be remitted to the Special Servicer by the Master Servicer. For purposes of the fourth paragraph of Section 3.04(a) of the Pooling and Servicing Agreement, the Master Servicer shall direct the Special Servicer to make payment of amounts referenced therein directly to the Sub-Servicer for deposit in the Sub-Servicer Collection Account.

(9)               Section 3.04(b) - (g) are not incorporated herein. Only the third and fourth paragraphs of Section 3.04(b) of the Pooling and Servicing Agreement are incorporated herein. References to the Collection Account shall be references to the Sub-Servicer Collection Account for purposes of these incorporated provisions from Section 3.04(b). The Sub-Servicer shall establish a custodial account (hereinafter the “Sub-Servicer Companion Distribution Account”), meeting all of the requirements of the Companion Distribution Account, and references to the Companion Distribution Account in the incorporated provisions of Section 3.04(b) of the Pooling and Servicing Agreement shall be references to such Sub-Servicer Account. The creation of any Sub-Servicer Companion Distribution Account shall be evidenced by a certification in the form of Exhibit F attached hereto (to the extent the Sub-Servicer Companion Distribution Account is a separate account) and a copy of such certification shall be furnished to the Master Servicer on or prior to the Closing Date and thereafter to the Master Servicer upon any transfer of the Sub-Servicer Companion Distribution Account. References to the Companion Paying Agent shall be

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deemed to be references to the Sub-Servicer and references to the Companion Holder shall be deemed to be references to the Companion Holder for purposes of the incorporated provisions of Section 3.04(b) of the Pooling and Servicing Agreement.

The Sub-Servicer shall deliver to the Master Servicer on or before each Sub-Servicer Remittance Date the Sub-Servicer Remittance Amount for such date. Each remittance required to be made to the Master Servicer on the Sub-Servicer Remittance Date shall be made by wire transfer and shall be made by 2:00 p.m. Charlotte, North Carolina time on such date. Each month, by 2:00 p.m. Charlotte, North Carolina time, on the first Business Day after receipt of any Sub-Servicer Remittance Amount between the Sub-Servicer Remittance Date and the Distribution Date, the Sub-Servicer shall forward to the Master Servicer by wire transfer the Sub-Servicer Remittance Amount for such date. Each month by 2:00 p.m. Charlotte, North Carolina time, on each Business Day that the Sub-Servicer is not required to remit to the Master Servicer pursuant to the previous sentence, the Sub-Servicer shall forward to the Master Servicer by wire transfer all amounts collected by the Sub-Servicer and not previously remitted to the Master Servicer which constitute delinquent payments on the Mortgage Loans and any related Penalty Charges (excluding any amounts to which the Sub-Servicer is entitled to as compensation pursuant to Section 3.11 of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(18) of this Agreement). Section 3.01(c)(21) of this Agreement sets forth certain reporting requirements with respect to such remittances. If any check or other form of payment received by the Sub-Servicer with respect to a Mortgage Loan is returned for insufficient funds and the Sub-Servicer has previously remitted cash in the amount of such payment to the Master Servicer, the Master Servicer shall reimburse the Sub-Servicer for such amount within three (3) Business Days after the Master Servicer receives notification from the Sub-Servicer of such insufficient funds.

(10)           Section 3.05 is not incorporated herein. The Sub-Servicer may, from time to time, make withdrawals from the Sub-Servicer Collection Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

(i)                                 (A) to remit to the Master Servicer for deposit in the Collection Account the amounts required to be so deposited pursuant to the second sentence of Section 3.04(b) of the Pooling and Servicing Agreement and the second paragraph of Section 3.01(c)(9) of this Agreement and (B) to remit to the Companion Paying Agent for deposit in the Sub-Servicer Companion Distribution Account the amounts required to be so deposited pursuant to the fourth paragraph of Section 3.04(b) of the Pooling and Servicing Agreement as incorporated by Section 3.01(c)(9) of this Agreement;

(ii)                              to pay itself earned and unpaid Sub-Servicing Fees in respect of each Mortgage Loan, Serviced Companion Loan and REO Loan, the Sub-Servicer’s right to payment of its Sub-Servicing Fee pursuant to this clause (ii) with respect to any Mortgage Loan, Serviced Companion Loan or REO Loan being limited to amounts received on or in respect of such Mortgage Loan, Serviced Companion Loan or REO Loan (whether in the form of payments, Liquidation Proceeds or Insurance and Condemnation Proceeds) that are allocable as a recovery of interest thereon;

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(iii)                           to pay itself, as Additional Sub-Servicing Compensation in accordance with Section 3.11(a) of the Pooling and Servicing Agreement and 3.01(c)(18) of this Agreement, interest and investment income earned in respect of amounts held in the Sub-Servicer Collection Account as provided in Section 3.01(c)(11) of this Agreement (but only to the extent of the Net Investment Earnings with respect to the Sub-Servicer Collection Account for the period from and including the prior Sub-Servicer Remittance Date to and including such Sub-Servicer Remittance Date);

(iv)                          to clear and terminate the Sub-Servicer Collection Account at the termination of this Agreement; and

(v)                             to remove any amounts deposited in the Sub-Servicer Collection Account in error.

All withdrawals from the Sub-Servicer Collection Account shall be subject to the application and requirements of Section 3.05(f)(i) of the Pooling and Servicing Agreement. The Sub-Servicer shall keep and maintain separate accounting records, on a loan-by-loan, reflecting amounts allocable to each Mortgage Loan and Serviced Companion Loan, and property-by-property basis when appropriate, for the purpose of justifying any withdrawal, debit or credit from the Sub-Servicer Collection Account. On each Sub-Servicer Remittance Date, all income and gain realized from investment of funds to which the Sub-Servicer is entitled may be withdrawn by the Sub-Servicer.

(11)           Section 3.06 is not incorporated herein. The Sub-Servicer may invest funds in the Sub-Servicer Collection Account, the Sub-Servicer Companion Distribution Account and any Servicing Account maintained by the Sub-Servicer on the same terms as the Master Servicer may invest funds in the Collection Account, the Companion Distribution Account, and any Servicing Account, and subject to the same rights, restrictions, requirements and obligations regarding maturity dates, gains, losses, withdrawals, possession, characteristics and control of Permitted Investments and Permitted Investments payable on demand. Without limiting the generality of the foregoing, (A) any investment of funds in the Sub-Servicer Collection Account, the Sub-Servicer Companion Distribution Account and/or any Servicing Account shall be made in the name of the Sub-Servicer on behalf of the Trustee (in its capacity as such) for the benefit of the Certificateholders and the VRR Interest Owners, (B) the Sub-Servicer, on behalf of the Trustee, shall take the actions described in Section 3.06(a) of the Pooling and Servicing Agreement as applicable to the Master Servicer necessary to perfect the Trustee’s interest in Permitted Investments, and (C) if any loss shall be incurred in respect of any Permitted Investment (as to which the Sub-Servicer would have been entitled to any Net Investment Earnings hereunder) directed to be made by the Sub-Servicer and on deposit in the Sub-Servicer Collection Account, Sub-Servicer Companion Distribution Account or any Servicing Account, the Sub-Servicer shall deposit therein, no later than the Sub-Servicer Remittance Date, without right of reimbursement, the amount of Net Investment Loss, if any, with respect to such account for the period from and including the prior Distribution Date to and including the Sub-Servicer Remittance Date related to the current Distribution Date; provided that the Sub-Servicer shall not be required to deposit any loss on an investment of funds in an Investment Account if such loss is incurred solely as a result of insolvency or the federal or state chartered depository institution or trust company that holds

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such Investment Account, so long as such depository institution or trust company satisfied the qualifications set forth in the definition of Eligible Account at the time such investment was made (and such federal or state chartered depositary institution or trust company is not an Affiliate of the Sub-Servicer unless such depository institution or trust company satisfied the qualification set forth in the definition of Eligible Account both (x) at the time the investment was made and (y) thirty (30) days prior to such insolvency).

(12)           Section 3.07(a). References to the Collection Account shall be references to the Sub-Servicer Collection Account. All Insurance Policies caused to be maintained by the Sub-Servicer hereunder shall contain a “standard” mortgagee clause, with loss payable to the Master Servicer (or the Sub-Servicer) on behalf of the Trust (in the case of insurance maintained with respect to the Mortgage Loans). Within thirty (30) days after the Closing Date, the Sub-Servicer shall forward to the Master Servicer, for each Mortgage Loan and Serviced Companion Loan, a fully completed certificate of insurance in the form of Exhibit H attached hereto. Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and certify as to the status of Insurance Policies relating to the Mortgage Loans and Serviced Companion Loans on a quarterly basis starting for the quarter ending December 31, 2025 (provided that the first such certification shall cover the period from the Closing Date to the end of such quarter), within thirty (30) days of the end of such quarter as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(21) of this Agreement. The Sub-Servicer shall promptly notify the Master Servicer of any Mortgaged Property that is not insured against terrorist or similar acts. The Master Servicer or the Special Servicer shall make all determinations with respect to terrorism insurance matters required to be made under Section 3.07 of the Pooling and Servicing Agreement, and the Sub-Servicer shall reasonably cooperate with the Master Servicer in connection therewith. Upon (i) the Master Servicer making any determination with respect to a Non-Specially Serviced Loan that a default is an Acceptable Insurance Default or (ii) receipt of notice from the Special Servicer of any determination by the Special Servicer with respect to a Specially Serviced Loan that a default is an Acceptable Insurance Default, the Master Servicer shall notify the Sub-Servicer of such determination.

(13)           Section 3.07(b). References to the Collection Account shall be references to the Sub-Servicer Collection Account.

(14)           Sections 3.07(c) and (d). The blanket fidelity bond and the errors and omissions insurance policy required hereunder shall name the Master Servicer as loss payee. The Sub-Servicer shall provide a certificate of insurance or other evidence to the Master Servicer evidencing the blanket fidelity bond and the errors and omissions insurance policy required hereunder on or before March 31 of each year, beginning March 31, 2026. Each of such blanket fidelity bond and errors and omissions insurance policy shall provide that it may not be canceled without ten (10) days’ prior written notice to the Master Servicer.

(15)           Section 3.08. With respect to any BANA Mortgage Loan, the Sub-Servicer shall not permit or consent to any assumption, transfer or other action contemplated by Section 3.08 of the Pooling and Servicing Agreement without the prior written consent of the Master Servicer. After receiving a request for any matter related to a BANA Mortgage Loan and contemplated by Section 3.08 of the Pooling and Servicing Agreement that constitutes a Major Decision or Special Servicer Decision, the Sub-Servicer shall promptly forward such request to the Master Servicer

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and the Special Servicer shall process such request (including, without limitation, interfacing with the Mortgagor) and, except as provided in the next sentence, the Sub-Servicer shall have no further obligation with respect to such request, Major Decision or Special Servicer Decision unless the Master Servicer and the Special Servicer mutually agree that the Master Servicer shall process such request. With respect to any such request that the Special Servicer is processing, the Sub-Servicer shall deliver to the Master Servicer any additional information in the Sub-Servicer’s possession requested by the Master Servicer to fulfill its obligations under Section 3.08 of the Pooling and Servicing Agreement. With respect to any assumption, transfer or other action contemplated by Section 3.08 of the Pooling and Servicing Agreement with respect to a BANA Mortgage Loan (if such assumption, transfer or other action is not a Major Decision, Special Servicer Decision or the Master Servicer and the Special Servicer have mutually agreed that the Master Servicer shall process such request), the Sub-Servicer shall promptly provide the Master Servicer with written notice of such request for such assumption, transfer or other action contemplated by Section 3.08 of the Pooling and Servicing Agreement, along with its written recommendation and analysis and all information reasonably requested by the Master Servicer in order to grant or withhold such consent by the Master Servicer, the Special Servicer or the Directing Certificateholder or other person with consent or consultation rights. The Master Servicer, not the Sub-Servicer, will deal directly with the Special Servicer and/or the Rating Agencies in connection with obtaining any necessary approval or consent from the Special Servicer and/or the Rating Agencies. If the Master Servicer consents to any such assumption, transfer or other action contemplated by Section 3.08 of the Pooling and Servicing Agreement (if such assumption, transfer or other action is not a Major Decision, Special Servicer Decision or the Master Servicer and the Special Servicer have mutually agreed that the Master Servicer shall process such request) with respect to a BANA Mortgage Loan, the Sub-Servicer shall document and close such transaction in compliance with all requirements and conditions of Section 3.08 of the Pooling and Servicing Agreement.

With respect to any MS Mortgage Loan, the Sub-Servicer shall not process, shall not be entitled to any fee with respect to, nor shall it in any way act as an intermediary with respect to any assumption, transfer or other action contemplated by Section 3.08 of the Pooling and Servicing Agreement. After receiving a request for any assumption, transfer or other action contemplated by Section 3.08 of the Pooling and Servicing Agreement with respect to the MS Mortgage Loan, the Sub-Servicer shall promptly provide, but in any event no later than three (3) Business Days after the Sub-Servicer’s receipt of such request, to the Master Servicer, the related Mortgagor’s written request and the related Mortgagor’s contact information. Thereafter, the Master Servicer, shall interface directly with the related Mortgagor with respect to any request for an assumption, transfer or other action that such Mortgagor may have under Section 3.08 of the Pooling and Servicing Agreement with respect to the MS Mortgage Loan. Upon reasonable request of the Master Servicer, the Sub-Servicer shall provide to the Master Servicer the then outstanding principal balance of the related MS Mortgage Loan, the current status of the MSMortgage Loan, escrows then in place, copies of the related Mortgage, the related loan agreement and the related Mortgage Note, and any other information that the Sub-Servicer has in its possession that is necessary for the Master Servicer to complete its review with respect to such request for an assumption, transfer or other action contemplated by Section 3.08 of the Pooling and Servicing Agreement with respect to the MS Mortgage Loan. Following the closing of any such assumption, transfer or other action contemplated by Section 3.08 of the Pooling and Servicing Agreement with respect to the MS Mortgage Loan, the Master Servicer shall provide to the Sub-Servicer the related

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final closing documents promptly after such final closing documents are received by the Master Servicer.

(16)           Section 3.09. References to the Master Servicer shall not be deemed to be references to the Sub-Servicer for purposes of Section 3.09 of the Pooling and Servicing Agreement. On the last Business Day of each month, the Sub-Servicer shall provide to the Master Servicer a CREFC® Delinquent Loan Status Report, provided that the information set forth in such report shall be as of the close of business on the Business Day immediately preceding the delivery of such report. Notwithstanding the foregoing, no CREFC® Delinquent Loan Status Report shall be required under this Section 3.01(c)(16) in any month in which the Periodic Payments for all Mortgage Loans and Serviced Companion Loans have been collected as of the related Determination Date.

(17)           Section 3.10. The references to the Collection Account in Section 3.10(a) of the Pooling and Servicing Agreement shall be references to the Sub-Servicer Collection Account. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Sub-Servicer Collection Account.

(18)           Section 3.11(a). References to the Servicing Fee shall be references to the Sub-Servicing Fee and references to the Servicing Fee Rate shall be references to the Sub-Servicing Fee Rate. All references to the Collection Account shall be references to the Sub-Servicer Collection Account. The Sub-Servicer shall be entitled to retain, and shall not be required to deposit in the Sub-Servicer Collection Account, additional servicing compensation in the form of the following items to the extent collected from the related Mortgagor (the following items together with the items in clauses (a) and (b) below, collectively, “Additional Sub-Servicing Compensation”):

(i)                                 50% of that portion of any Excess Modification Fees or consent fees to which the Master Servicer is entitled pursuant to Section 3.11(a) of the Pooling and Servicing Agreement collected by the Sub-Servicer in connection with matters performed by the Sub-Servicer pursuant to Section 3.01(c)(24) of this Agreement;

(ii)                              only with respect to the BANA Mortgage Loans, 100% of any assumption application fees collected by the Sub-Servicer in connection with matters performed by the Sub-Servicer pursuant to Section 3.01(c)(15) of this Agreement; and

(iii)                           only with respect to the BANA Mortgage Loans, 50% of any such assumption fees and other similar fees collected by the Sub-Servicer in connection with matters performed by the Sub-Servicer pursuant to Section 3.01(c)(15) of this Agreement.

(iv)                          only with respect to the BANA Mortgage Loan, 50% of that portion of any defeasance fees to which the Master Servicer is entitled under Section 3.11(a) of the Pooling and Servicing Agreement collected by the Sub-Servicer in connection with matters performed by the Sub-Servicer pursuant to Section 3.01(c)(24) of this Agreement; and

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(v)                            100% of any charges for beneficiary statements or demands and other customary charges, and amounts collected for checks returned for insufficient funds to which the Master Servicer is entitled under Section 3.11(a) of the Pooling and Servicing Agreement collected by the Sub-Servicer with respect to the Mortgage Loans or Serviced Companion Loans; and

(vi)                          50% of that portion of any late fees (but not Default Interest) paid in respect of a delinquent Mortgage Loan or Serviced Companion Loan to which the Master Servicer is entitled other than as payment of interest on Advances or other reimbursement of additional Trust Fund expenses if the Sub-Servicer participates in the realization upon such delinquent Mortgage Loan or Serviced Companion Loan;

The Sub-Servicer shall be entitled to (a) interest or other income earned on deposits relating to the Trust Fund in the Sub-Servicer Collection Account in accordance with Section 3.01(c)(11) of this Agreement, and (b) interest or other income earned on deposits in any Servicing Account maintained by the Sub-Servicer which are not required by applicable law or the related Mortgage Loan to be paid to the Mortgagor. The Sub-Servicer shall not be entitled to any defeasance fees, assumption fees, assumption application fees, waiver and earnout fees and other similar fees with respect to any Mortgage Loan or Serviced Companion Loan. The Sub-Servicer shall also not be entitled to any Default Interest or Prepayment Interest Excess, to which the Master Servicer is entitled pursuant to the Pooling and Servicing Agreement. The Sub-Servicer shall remit to the Master Servicer all additional servicing compensation collected by the Sub-Servicer to the extent not constituting Additional Sub-Servicing Compensation, including, without limitation, all assumption fees, assumption application fees, defeasance fees, Default Interest and Prepayment Interest Excesses.

(19)           [Reserved].

(20)           Sections 3.12(a) and (b). The Sub-Servicer shall promptly (but in no event later than the earlier of (i) twenty (20) days following receipt of the related inspection report and (ii) thirty-five (35) days following the completion of the related inspection (in the case of inspection reports) and in no event later than thirty (30) days after collection (in the case of operating statements, financial statements, budgets and rent rolls)) forward to the Master Servicer a copy of all inspection reports prepared by the Sub-Servicer and electronically deliver all operating statements, rent rolls, budgets and financial statements collected by the Sub-Servicer. The Sub-Servicer may engage a third party at its cost to perform property inspections and prepare property inspection reports; provided, however, that the Sub-Servicer shall remain obligated and primarily liable to the Master Servicer for satisfactory completion of the inspections and reports as required by this Agreement. If any inspection report identifies a “life safety” or other material deferred maintenance item existing with respect to the related Mortgaged Property, the Sub-Servicer shall promptly send to the related Mortgagor a letter identifying such deferred maintenance item and instructing the related Mortgagor to correct such deferred maintenance item. Within thirty-five (35) days after receipt of any quarterly operating statement or annual operating statement, the Sub-Servicer shall electronically deliver to the Master Servicer in Microsoft Excel format each CREFC® NOI Adjustment Worksheet and CREFC® Operating Statement Analysis Report. With respect to all reports delivered to the Master Servicer under this Section 3.01(c)(20), such reports

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shall be sent via an electronic delivery method reasonably agreed to by the Master Servicer and Sub-Servicer.

(21)           Section 3.12(d) is not incorporated herein. The Sub-Servicer shall deliver to the Master Servicer, no later than 2:00 p.m. New York City time on the first Business Day following each Determination Date, by electronic transmission in the format designated by the Master Servicer, the CREFC® Financial File, the CREFC® Property File and the CREFC® Comparative Financial Status Report, the CREFC® Loan Level Reserve/LOC Report, a CREFC® Loan Periodic Update File, a CREFC® Delinquent Loan Status Report and a CREFC® Servicer Watch List, each providing the required information as of such Determination Date. The Sub-Servicer shall deliver to the Master Servicer by electronic transmission in a format agreed upon by the Master Servicer and the Sub-Servicer, not later than 2:00 p.m. New York City time on the first Business Day following the Determination Date by electronic transmission (and, with respect to the Collection Report, on each Serviced Whole Loan Remittance Date), (a) on a monthly basis, the Collection Report (the information therein to be stated as of the Determination Date), (b) on a monthly basis, the CREFC® Loan Periodic Update File, and (c) on a quarterly basis, the information on the Mortgage Loans and Serviced Companion Loans, including without limitation information regarding UCC Financing Statements, taxes, insurance premiums and ground rents on a quarterly basis, starting for the quarter ending December 31, 2025 (provided that the first such certification shall cover the period from the Closing Date to the end of such quarter), within thirty days of the end of such quarter, required by and in the form of Exhibit E attached hereto. On each day that the Sub-Servicer forwards to the Master Servicer any funds pursuant to Section 3.01(c)(9) of this Agreement, the Sub-Servicer shall deliver to the Master Servicer by electronic transmission in a format designated by the Master Servicer a report of the nature of such remittance in the form of Exhibit G attached hereto. The Sub-Servicer shall also prepare and deliver to the Master Servicer, not later than 3:00 p.m. New York City time on the first Business Day following each Determination Date, a certification in the form of Exhibit J attached hereto regarding the reconciliation of the Sub-Servicer Collection Account.

The Sub-Servicer shall not be obligated to prepare and/or provide any CREFC® Schedule AL File or Schedule AL Additional File to the Master Servicer; provided, however, that the Sub-Servicer shall (i) promptly provide to the Master Servicer any documentation in the Sub-Servicer’s possession that the Master Servicer reasonably requests in connection with the Master Servicer’s preparation and compilation of any CREFC® Schedule AL File or any Schedule AL Additional File and (ii) cooperate with the Master Servicer in connection with the Master Servicer’s preparation and compilation of any CREFC® Schedule AL File or any Schedule AL Additional File. With respect to all reports delivered to the Master Servicer under this Section 3.01(c)(21), such reports shall be sent via an electronic delivery method reasonably agreed to by the Master Servicer and Sub-Servicer.

(22)           Sections 3.13(a), (b), (c), (d) and (e). Access provided by the Sub-Servicer pursuant to Section 3.13 of the Pooling and Servicing Agreement shall be provided only to the Master Servicer. To the extent that the Sub-Servicer has received written notice from the Master Servicer, that a Person is an Excluded Controlling Class Holder with respect to an Excluded Controlling Class Loan or a Borrower Party with respect to an Excluded Loan, the Sub-Servicer shall not provide to such Excluded Controlling Class Holder or Borrower Party, as the case may be, any

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Excluded Information with respect to such Excluded Controlling Class Loan or Excluded Loan, as the case may be.

(23)           Sections 3.17(a), (b) and (d). The Sub-Servicer shall deposit all Compensating Interest Payments in the Sub-Servicer Collection Account or Sub-Servicer Companion Distribution Account on each Sub-Servicer Remittance Date to the extent that the Master Servicer is required to remit such amounts under Section 3.17(a) of the Pooling and Servicing Agreement, and except that references to the Servicing Fees in the definition of “Compensating Interest Payment” in the Pooling and Servicing Agreement shall be references to Sub-Servicing Fees. Notwithstanding the foregoing, the Sub-Servicer shall have no obligation to deposit any Prepayment Interest Shortfall set forth in the preceding sentence resulting from a Principal Prepayment that the Master Servicer or Special Servicer consented to the Sub-Servicer allowing on a date other than the applicable Due Date if the applicable Mortgage Loan documents require that such Principal Prepayment be made on the applicable Due Date. On each Serviced Whole Loan Remittance Date, the Sub-Servicer shall deliver the portion of any Compensating Interest Payment allocated to a Serviced Companion Loan to the Companion Paying Agent for deposit in the Sub-Servicer Companion Distribution Account without right of reimbursement therefor. The Sub-Servicer shall provide any reports and notices required under Section 3.17(b) of the Pooling and Servicing Agreement to the Serviced Companion Noteholders and shall copy the Master Servicer (by electronic delivery in a manner reasonably agreed to by the Master Servicer and the Sub-Servicer) on any such reports or notices delivered to the Serviced Companion Noteholders.

(24)           Section 3.18. T The Sub-Servicer will not permit or consent to any modification, amendment, extension, waiver, consent, defeasance or other action contemplated by Section 3.18 of the Pooling and Servicing Agreement without the prior written consent of the Master Servicer. After receiving a request for any modification, amendment, extension, waiver, consent, or other action contemplated by Section 3.18 of the Pooling and Servicing Agreement that constitutes a Major Decision, the Sub-Servicer shall promptly forward such request to the Master Servicer and the Special Servicer shall process such request (including, without limitation, interfacing with the Mortgagor) and, except as provided in the next sentence, the Sub-Servicer shall have no further obligation with respect to such Major Decision unless the Master Servicer and the Special Servicer mutually agree that the Master Servicer shall process such request. With respect to any such request that the Special Servicer is processing, the Sub-Servicer shall deliver to the Master Servicer any additional information in the Sub-Servicer’s possession requested by the Master Servicer to fulfill its obligations under Section 3.18 of the Pooling and Servicing Agreement.

(25)           With respect to any modification, amendment, extension, waiver, consent or other action contemplated by Section 3.18 of the Pooling and Servicing Agreement (if such modification, amendment, extension, waiver, consent or other action is not a Major Decision, or the Master Servicer and the Special Servicer have mutually agreed that the Master Servicer shall process such request) or with respect to any defeasance related to a BANA Mortgage Loan, the Sub-Servicer shall promptly provide the Master Servicer with written notice of such request for such modification, amendment, extension, waiver, consent or other action contemplated by Section 3.18 of the Pooling and Servicing Agreement, along with the Sub-Servicer’s written recommendation and analysis and all information reasonably requested by the Master Servicer to grant or withhold such consent by the Master Servicer, the Special Servicer or the Directing Certificateholder or other person with consent or consultation rights. In connection with any

15

defeasance related to a BANA Mortgage Loan, the Sub-Servicer shall also deliver to the Master Servicer (not the Rating Agencies) a certification substantially in the form attached to the Pooling and Servicing Agreement as Exhibit U prior to the Master Servicer’s delivery of such certification to the Rating Agencies. The Master Servicer, not the Sub-Servicer, will deal directly with the Special Servicer, the Directing Certificateholder and/or the Rating Agencies in connection with obtaining any necessary approval or consent from the Special Servicer, the Directing Certificateholder and/or the Rating Agencies. If the Master Servicer consents to any such modification, amendment, extension, waiver, consent, or other action contemplated by Section 3.18 of the Pooling and Servicing Agreement (including the defeasance of a BANA Mortgage loan and only if such modification, amendment, extension, waiver, consent or other action is not a Major Decision, or the Master Servicer and the Special Servicer have mutually agreed that the Master Servicer shall process such request) the Sub-Servicer shall process, document and close such transaction.

For the avoidance of doubt the Sub-Servicer shall not process, shall not be entitled to any fee with respect to, nor shall it in any way act as an intermediary with respect to any defeasance related to a MS Mortgage Loan. The Sub-Servicer shall promptly forward all requests for defeasance of a MS Mortgage Loan to the Master Servicer. The Master Servicer will deal or communicate directly with the Mortgagor in connection with any such defeasance. Additionally, the Sub-Servicer shall have no obligations to calculate any defeasance amount in connection with any defeasance of a MS Mortgage Loan.

When forwarding a request for the approval of any lease or renewal or extension thereof, the Sub-Servicer shall forward to the Master Servicer the information concerning such lease required by, and in the form of, Exhibit I attached hereto. The Sub-Servicer will not permit any Principal Prepayment with respect to any Mortgage Loan without the written consent of the Master Servicer. The Sub-Servicer shall promptly forward all requests for Principal Prepayments to the Master Servicer, along with a payoff statement setting forth the amount of the necessary Principal Prepayment calculated by the Sub-Servicer. The Master Servicer shall respond to the Sub-Servicer promptly following its receipt of any such request for consent and payoff statement. If the Sub-Servicer obtains actual knowledge of the incurrence of additional debt or mezzanine debt by a Mortgagor, the Sub-Servicer shall promptly, but in no event later than five (5) Business Days after the Sub-Servicer obtains such knowledge, deliver notice to the Master Servicer of such Mortgagor’s incurrence of such debt in the form of Exhibit JJ to the Pooling and Servicing Agreement. The Master Servicer (not the Sub-Servicer) will provide notice or copies to the 17g-5 Information Provider and the Rating Agencies to the extent required by the Pooling and Servicing Agreement. Notwithstanding anything herein, the Sub-Servicer shall not take any action constituting a Major Decision without the consent of the Master Servicer; provided that the foregoing shall not be interpreted to mean that the Sub-Servicer is authorized to take such action with the consent of the Master Servicer unless otherwise provided herein.

(26)           Section 3.19(a). The Sub-Servicer shall promptly notify the Master Servicer of any event or circumstance that the Sub-Servicer deems to constitute a Servicing Transfer Event with respect to any Mortgage Loan or Serviced Companion Loan. The determination as to whether a Servicing Transfer Event has occurred shall be made by the Master Servicer. Upon receipt by the Master Servicer of notice from the Special Servicer that a Specially Serviced Loan has become a Corrected Mortgage Loan, the Master Servicer shall promptly give the Sub-Servicer notice thereof

16

and the obligation of the Sub-Servicer to service and administer such Mortgage Loan or Serviced Companion Loan shall resume.

(27)           Sections 3.19(b), (c), (d), (e), (f) and (g) are not incorporated herein. The Sub-Servicer shall continue to process payments and maintain ongoing payment records with respect to each Mortgage Loan that becomes a Specially Serviced Loan and shall timely provide the Master Servicer and the Special Servicer with any information required by either to perform their respective duties under the Pooling and Servicing Agreement. Pursuant to Section 3.01(c)(18) of this Agreement, the Sub-Servicer shall be entitled to receive the Sub-Servicing Fee for so long as the Master Servicer receives its fee, with respect to each Specially Serviced Loan.

(28)           Section 3.20. References to the Master Servicer shall not be deemed to be references to the Sub-Servicer for purposes of Section 3.20 of the Pooling and Servicing Agreement. Each provision of Section 3.20 of the Pooling and Servicing Agreement shall be enforceable against the Sub-Servicer in accordance with the terms thereof. The Sub-Servicer may not enter into any new Sub-Servicing Agreements in connection with the Mortgage Loans or Serviced Companion Loans. The Sub-Servicer may appoint one or more third-party contractors for the purpose of performing discrete, ministerial functions and such appointment shall not be subject to the provisions of Section 3.20 of the Pooling and Servicing Agreement; provided, however, that (a) the Sub-Servicer shall remain responsible for the actions of such third-party contractors as if it were alone performing such functions and shall pay all fees and expenses of such third-party contractors; (b) such appointment imposes no additional duty on the Master Servicer or any other party to the Pooling and Servicing Agreement, any successor thereunder to the Master Servicer or on the Trust; (c) the subject contractor (if it would be a Servicing Function Participant) is not a Prohibited Party at the time of such appointment; and (d) the related agreements or arrangements are (or may be required to be), to the extent of the functions to be performed by such contractor, consistent with the applicable requirements of the Pooling and Servicing Agreement. The Sub-Servicer shall not modify any Mortgage Loan or Serviced Companion Loan or commence any foreclosure or similar proceedings with respect to any Mortgaged Property without the consent of the Master Servicer, and the Sub-Servicer shall not take any action that the Master Servicer would be prohibited from taking under the Pooling and Servicing Agreement.

(29)           [Reserved].

(30)           Section 3.24(a) and (d). The Sub-Servicer shall take no action with respect to any mezzanine loan and shall forward any notice or request promptly to the Master Servicer. The Sub-Servicer shall provide any reports and notices required under Section 3.24(a) and (d) of the Pooling and Servicing Agreement to the Serviced Companion Noteholders and shall copy the Master Servicer by electronic delivery in a manner reasonably agreed to by the Master Servicer and Sub-Servicer on any such reports or notices delivered to the Serviced Companion Noteholders. The Master Servicer, not the Sub-Servicer, will deal directly with the Serviced Companion Noteholders in connection with consulting with or obtaining any necessary approval or consent from such Serviced Companion Noteholder; provided, however, that the Sub-Servicer will reasonably cooperate with the Master Servicer in such consultation or obtaining such consent and shall provide to the Master Servicer information in the possession of the Sub-Servicer reasonably

17

requested by the Master Servicer to fulfill its obligations under Section 3.24(d) of the Pooling and Servicing Agreement.

(31)           Section 3.25 is not incorporated herein. Notwithstanding any provision herein to the contrary, the Sub-Servicer shall not make any request to a Rating Agency for a Rating Agency Confirmation; all such requests shall be made by, and as determined necessary by, the Master Servicer. The Sub-Servicer shall not orally communicate with any Rating Agency regarding any of the Mortgage Loan documents or any matter related to the Mortgage Loans, the Serviced Companion Loans, the related Mortgaged Properties, the related Mortgagors or any other matters in connection with the Certificates or pursuant to this Agreement or the Pooling and Servicing Agreement. The Sub-Servicer agrees to comply (and to cause each and every subcontractor, vendor or agent for the Sub-Servicer and each of its officers, directors and employees to comply) with the provisions relating to communications with the Rating Agencies set forth in this Section 3.01(c)(30) and Sections 3.13 and 3.25 of the Pooling and Servicing Agreement and shall not deliver to any Rating Agency any report, statement, request for Rating Agency Confirmation or other information restricted by Section 3.13 or 3.25 of the Pooling and Servicing Agreement.

All information described in the immediately preceding paragraph will be provided by, and all such communications, responses and requests described in the immediately preceding paragraph will be made by, the Master Servicer in accordance with the procedures required by the Pooling and Servicing Agreement. To the extent that the Master Servicer is required to provide any information to, or communicate with, a Rating Agency in accordance with its obligations under the Pooling and Servicing Agreement and such information or communication is regarding the Mortgage Loans, the Serviced Companion Loans, or the sub-servicing by the Sub-Servicer under this Agreement, the Sub-Servicer shall provide the information to the Master Servicer necessary for the Master Servicer to fulfill such obligations.

None of the foregoing restrictions in this Section 3.01(c)(30) prohibit or restrict oral or written communications, or providing information, between the Sub-Servicer and a Rating Agency with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to the Sub-Servicer, (ii) such Rating Agency’s or NRSRO’s approval of the Sub-Servicer as a commercial mortgage master, special or primary servicer or (iii) such Rating Agency’s or NRSRO’s evaluation of the Sub-Servicer’s servicing operations in general; provided, however, that the Sub-Servicer shall not provide any information relating to the Certificates or the Mortgage Loans or the Serviced Companion Loans to any Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency unless (x) Mortgagor, property or deal specific identifiers are redacted; or (y) the Master Servicer confirms to the Sub-Servicer in writing that such information has already been provided to the 17g-5 Information Provider and has been uploaded on to the 17g-5 Information Provider’s Website.

(32)           Sections 3.27 and 3.28. The Sub-Servicer shall perform, on behalf of the Master Servicer, all of the obligations, as incorporated in this Agreement, of the Companion Paying Agent with respect to the Serviced Companion Loans. The Sub-Servicer shall promptly notify the Master Servicer of any information that would impact the Serviced Companion Noteholder Register.

(33)           Sections 3.29(c), (f), (g), and (i). The Sub-Servicer shall reasonably cooperate with the Master Servicer to provide all information regarding the Serviced Whole Loan in the Sub-

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Servicer’s possession to enable the Master Servicer to provide such information as required pursuant to Section 3.29(c), (f), (g), and (i) of the Pooling and Servicing Agreement. The Sub-Servicer shall provide any reports and notices that it prepares or are in its possession as required under Section 3.29(i) of the Pooling and Servicing Agreement to the Serviced Companion Noteholders and shall copy the Master Servicer electronically in a manner reasonably agreed to by the Master Servicer and Sub-Servicer.

(34)           [Reserved].

(35)           Section 3.32 is not incorporated herein. The Sub-Servicer shall not initiate or become involved in any claim or litigation that falls within the scope of Trust-Related Litigation. Upon becoming aware of or being named in any claim or litigation that falls within the scope of Trust-Related Litigation, the Sub-Servicer shall promptly provide written notice thereof to the Master Servicer. Notwithstanding the foregoing, (i) subject to the rights of the Special Servicer to direct actions as described in Section 3.32 of the Pooling and Servicing Agreement, the Sub-Servicer shall have the right to make determinations relating to claims against the Sub-Servicer, including but not limited to the right to engage separate counsel and to appear in any proceeding on its own behalf in the Sub-Servicer’s reasonable discretion, the cost of which shall be subject to indemnification as and to the extent provided in Section 3.03 herein, and (ii) in the event of any action, suit, litigation or proceeding, other than an action, suit, litigation or proceeding relating to the enforcement of the obligations of a Mortgagor, guarantor or other obligor under the related Mortgage Loan documents (and related Serviced Companion Loans, if applicable), or otherwise relating to one or more Mortgage Loans, Serviced Companion Loans or Mortgaged Properties, the Sub-Servicer shall not, without the prior written consent of the Trustee and the Master Servicer, (A) initiate an action, suit, litigation or proceeding in the name of the Trustee, whether in such capacity or individually, (B) engage counsel to represent the Trustee, or (C) prepare, execute or deliver any government filings, forms, permits, registrations or other documents or take any other similar actions with the intent to cause, and that actually causes, the Trustee to be registered to do business in any state (provided that the Sub-Servicer shall not be responsible for any delay due to the unwillingness of the Trustee to grant such consent). Subject to the rights of the applicable Special Servicer under Section 3.32 of the Pooling and Servicing Agreement, the Sub-Servicer shall retain the right to make determinations relating to claims against the Sub-Servicer, including but not limited to the right to engage separate counsel and to appear in any proceeding on its own behalf in the Sub-Servicer’s reasonable discretion.

(36)           Section 4.01(o) is not incorporated herein. The Sub-Servicer shall make withdrawals and payments from the Sub-Servicer Companion Distribution Account in the following order of priority:

(i)            to pay to the Sub-Servicer, any amounts deposited by the Sub-Servicer in the Sub-Servicer Companion Distribution Account not required to be deposited therein;

(ii)         to pay to the Master Servicer, two (2) Business Days before the related Serviced Whole Loan Remittance Date, to the extent permitted under the related Intercreditor Agreement and not otherwise previously reimbursed, any amounts payable or reimbursable to the Trustee or the Certificate Administrator or any of their directors, officers, employees and agents, as the case may be, pursuant to Section 8.05 of the Pooling and Servicing

19

Agreement based on information provided by the Master Servicer to the Sub-Servicer no later than the Determination Date, to the extent any such amounts relate solely to the Serviced Whole Loan related to the Serviced Companion Loans, and such amounts are to be paid by the related Serviced Companion Noteholder pursuant to the related Intercreditor Agreement;

(iii)      to pay, on the related Serviced Whole Loan Remittance Date, all amounts remaining in the Sub-Servicer Companion Distribution Account related to the Serviced Companion Loans to the related Serviced Companion Noteholder, in accordance with the related Intercreditor Agreement; and

(iv)     to clear and terminate the Sub-Servicer Companion Distribution Account at the termination of this Agreement pursuant to Section 9.01 of the Pooling and Servicing Agreement.

The Sub-Servicer shall keep and maintain separate accounting records, on a loan-by-loan basis, reflecting amounts allocable to the Serviced Companion Loans, and on a property-by property basis when appropriate, for the purpose of justifying any withdrawal, debit or credit from the Sub-Servicer Companion Distribution Account. Upon reasonable written request, the Sub-Servicer shall provide to the Master Servicer a copy of such records.

Any Late Collections received by the Sub-Servicer from the related Mortgagor that are allocable to a Serviced Companion Loan (or, if such Serviced Companion Loan has been securitized, reimbursable to the Other Master Servicer or Other Trustee under the related Other PSA) shall be remitted by the Sub-Servicer to the holder thereof (or such Other Master Servicer or Other Trustee) within two (2) Business Days of receipt of properly identified and available funds.

(37)           Section 4.03 is not incorporated herein. The Sub-Servicer shall not be permitted to make P&I Advances.

(38)           Sections 6.01(a) and (e). Section 6.01(a)(i) of the Pooling and Servicing Agreement shall be deemed modified to read “The Sub-Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware, and the Sub-Servicer is in compliance with the laws of each State in which any related Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.” The Sub-Servicer hereby represents and warrants to the Master Servicer, as of the date hereof, that (i) each insurance policy and fidelity bond referenced in Section 3.07(c) of the Pooling and Servicing Agreement names the Master Servicer as loss payee and (ii) the Sub-Servicer is authorized to transact business in the state or states in which the Mortgaged Properties for the Mortgage Loans and Serviced Companion Loans are situated, if and to the extent required by applicable law to the extent necessary to ensure the enforceability of the related Mortgage Loans and Serviced Companion Loans or the compliance with its obligations under this Agreement and the Master Servicer’s obligations under the Pooling and Servicing Agreement.

(39)           Sections 11.01, 11.02, 11.03, 11.04, 11.05, 11.06, 11.07, 11.09, 11.10, 11.11, 11.12, and 11.15. The Sub-Servicer shall perform all obligations and be subject to all restrictions and

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requirements applicable to the Master Servicer or “Sub-Servicer” in such Sections. In addition, if the Sub-Servicer is a “Servicing Function Participant,” an “Additional Servicer” or “Reporting Servicer” it shall perform all obligations and be subject to all restrictions and requirements applicable to a “Servicing Function Participant” or “Reporting Servicer” in such Sections. The Sub-Servicer shall cooperate with the Master Servicer, Trustee and the Depositor in connection with the satisfaction of the Trust’s reporting requirements under the Exchange Act.

The Sub-Servicer shall cooperate fully with the Master Servicer and deliver to the Master Servicer any and all statements, reports, certifications, records and any other information (in its possession or reasonably obtainable) necessary in the good faith determination of the Master Servicer, the Certificate Administrator, the Depositor, or Other Depositor, as applicable, to permit the Depositor or Other Depositor to comply with the provisions of Regulation AB and the related rules and regulations of the Commission and the Master Servicer to comply with its obligations under Article XI of the Pooling and Servicing Agreement, each to the extent such compliance pertains to the Sub-Servicer, any Sub-Servicer retained by the Sub-Servicer or the Mortgage Loans, together with such disclosures relating to the Sub-Servicer, or the servicing of the Mortgage Loans or Serviced Companion Loans, reasonably believed by the Depositor (or Other Depositor), the Certificate Administrator or the Master Servicer in good faith to be necessary in order to effect such compliance. For purposes of this Section 3.01(c)(38), references to the Trustee, the Certificate Administrator or the Depositor (or any Other Depositor or Other Certificate Administrator) in Article XI of the Pooling and Servicing Agreement shall not be deemed to be references to the Master Servicer but shall remain references to the Trustee, the Certificate Administrator or the Depositor (or any Other Depositor or Other Certificate Administrator); provided that the Sub-Servicer shall copy the Master Servicer on any notice, certificate or information provided to the Trustee, the Certificate Administrator, the Depositor, the Other Certificate Administrator or the Other Depositor pursuant to this Section 3.01(c)(38).

Subject to other provisions of this Agreement restricting the right of the Sub-Servicer to retain sub-servicers or subcontractors, the provisions of Article XI of the Pooling and Servicing Agreement regarding retaining a “Sub-Servicer,” “Subcontractor,” “Additional Servicer” or “Servicing Function Participant” shall be applicable to any sub-servicer, subcontractor or agent hired by the Sub-Servicer to perform any of its obligations hereunder (to the extent such provisions would be applicable if such Sub-Servicer, subcontractor or agent were hired by the Master Servicer) and the Sub-Servicer shall comply with such provisions.

With respect to any period that the Sub-Servicer is a Servicing Function Participant or a servicer as contemplated by Item 1108(a)(2) of Regulation AB, the Sub-Servicer shall perform all obligations under Section 11.02 of the Pooling and Servicing Agreement applicable to a Servicing Function Participant or such a servicer (including, without limitation, any obligation or duty the Master Servicer is required under Section 11.02 of the Pooling and Servicing Agreement to cause (or use commercially reasonable efforts to cause) a Servicing Function Participant or such Item 1108(a)(2) servicer to perform).

Any Additional Form 10-D Disclosure and related Additional Disclosure Notification required to be delivered by the Sub-Servicer as a Servicing Function Participant, shall be delivered to the Depositor and the Certificate Administrator and each Other Depositor and each Other Certificate Administrator (to the extent the notice and/or information relates to the Serviced

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Companion Loans or a party that services, specially services or is trustee or custodian for a Serviced Companion Loans) (with a copy to the Master Servicer) within the time provided in Section 11.04 of the Pooling and Servicing Agreement.

The Sub-Servicer shall provide all reasonable cooperation (with respect to information regarding the Sub-Servicer or the Mortgage Loans or Serviced Companion Loans) to enable the Master Servicer to provide any Additional Form 10-K Disclosure. Any Additional Form 10-K Disclosure and related Additional Disclosure Notification required to be delivered by the Sub-Servicer as an Additional Servicer or a Servicing Function Participant, shall be delivered to the Depositor and the Certificate Administrator and each Other Depositor and each Other Certificate Administrator (to the extent the notice and/or information relates to the Serviced Companion Loans or a party that services, specially services or is trustee or custodian for a Serviced Companion Loans) (with a copy to the Master Servicer) within the time provided in Section 11.05 of the Pooling and Servicing Agreement.

The Sub-Servicer (without regard to whether the Sub-Servicer is a Servicing Function Participant) shall provide a Performance Certification described in Section 11.06 of the Pooling and Servicing Agreement (on which the Master Servicer and its officers, directors and Affiliates, in addition to the Certification Parties if required to be delivered to the Certifying Person pursuant to the next sentence, can reasonably rely) to the Master Servicer at least five (5) Business Days before the Master Servicer must deliver its Performance Certification. If the Sub-Servicer is a Servicing Function Participant, such Performance Certification shall also be provided to the Certifying Person by the time required by the Pooling and Servicing Agreement, and if the Sub-Servicer is not a Servicing Function Participant or an Additional Servicer, such Performance Certification shall be delivered only to the Master Servicer. In addition, the Sub-Servicer (a) shall provide such information and assistance as may be reasonably required to cooperate with the Master Servicer in complying with Section 11.06 of the Pooling and Servicing Agreement and (b) shall cooperate with the Master Servicer’s reasonable requests in performing its due diligence for its certification under Section 11.06 of the Pooling and Servicing Agreement.

Any Form 8-K Disclosure Information and related Additional Disclosure Notification required to be delivered by the Sub-Servicer as a Servicing Function Participant or an Additional Servicer, shall be delivered to the Depositor and the Certificate Administrator and each Other Depositor and each Other Certificate Administrator (to the extent the notice and/or information relates to the Serviced Companion Loans or a party that services, specially services or is trustee or custodian for a Serviced Companion Loans) (with a copy to the Master Servicer) within the time provided in Section 11.07 of the Pooling and Servicing Agreement.

Promptly following its receipt of notice from the Certificate Administrator that it has filed a form to suspend reporting obligations with respect to the Trust as contemplated by Section 11.08 of the Pooling and Servicing Agreement, the Master Servicer shall provide such notice to the Sub-Servicer.

The Sub-Servicer (without regard to whether the Sub-Servicer is an Additional Servicer or a Servicing Function Participant) shall deliver its Officer’s Certificate required by Section 11.09 of the Pooling and Servicing Agreement to the Master Servicer at least five (5) Business Days before the Master Servicer must deliver its Officer’s Certificate under Section 11.09 of the Pooling

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and Servicing Agreement. If the Sub-Servicer is an Additional Servicer or a Servicing Function Participant, the Sub-Servicer shall also deliver such Officer’s Certificate to the Trustee, Certificate Administrator, Depositor, 17g-5 Information Provider and each Other Depositor and each Other Certificate Administrator (to the extent the notice and/or information relates to the Serviced Companion Loans or a party that services, specially services or is trustee or custodian for a Serviced Companion Loans) within the time provided in Section 11.09 of the Pooling and Servicing Agreement, and if the Sub-Servicer is not an Additional Servicer or a Servicing Function Participant, such Officer’s Certificate shall be delivered only to the Master Servicer. The Sub-Servicer shall not be required to deliver, or to endeavor to cause the delivery of, any such Officer’s Certificate until five (5) Business Days prior to April 15, in any given year so long as it has received written confirmation from the Master Servicer that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

The Sub-Servicer (without regard to whether the Sub-Servicer is a Servicing Function Participant) shall deliver the items required under Sections 11.10 and 11.11 of the Pooling and Servicing Agreement regarding itself (the “report on an assessment of compliance with Relevant Servicing Criteria” and “accountants’ report”, and if necessary, any related discussion of any material instance of non-compliance with Relevant Servicing Criteria) to the Master Servicer at least five (5) Business Days before the Master Servicer must deliver the items required under Sections 11.10 and 11.11 of the Pooling and Servicing Agreement. If the Sub-Servicer is a Servicing Function Participant, the report on an assessment of compliance with Relevant Servicing Criteria and accountants’ report shall also be delivered to the Certificate Administrator, Depositor, Trustee, 17g-5 Information Provider, and each Other Depositor and each Other Certificate Administrator (to the extent the notice and/or information relates to the Serviced Companion Loans or a party that services, specially services or is trustee or custodian for a Serviced Companion Loans) within the time provided in Sections 11.10 and 11.11 of the Pooling and Servicing Agreement, and if the Sub-Servicer is not a Servicing Function Participant, the report on an assessment of compliance with Relevant Servicing Criteria and accountants’ report shall be delivered only to the Master Servicer. The Sub-Servicer shall not be required to deliver, or to endeavor to cause the delivery of, any such report on assessment or accountant’s report until five (5) Business Days prior to April 15, in any given year so long as it has received written confirmation from the Master Servicer that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

Section 11.12 of the Pooling and Servicing Agreement shall be incorporated herein and apply to the Sub-Servicer for so long as the Sub-Servicer is a Servicing Function Participant or an Additional Servicer. In connection with comments provided to the Depositor from the Commission or its staff regarding information (x) delivered by the Sub-Servicer, (y) regarding the Sub-Servicer and (z) prepared by the Sub-Servicer or any registered public accounting firm, attorney or other agent retained by the Sub-Servicer to prepare such information, which information is contained in a report filed by the Depositor under the Reporting Requirements and which comments are received subsequent to the Depositor’s filing of such report, the Depositor is required pursuant to Section 11.12 of the Pooling and Servicing Agreement to promptly provide to the Sub-Servicer any such comments which relate to the Sub-Servicer. The Sub-Servicer shall be responsible for timely preparing a written response to the Commission or its staff for inclusion in the Depositor’s or the Master Servicer’s, as applicable, response to the Commission or its staff, unless Sub-Servicer elects, with the consent of the Master Servicer (which consent shall not be

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unreasonably denied, withheld or delayed), to directly communicate with the Commission or its staff and negotiate a response and/or resolution with the Commission or its staff; provided, however, that the Master Servicer shall receive copies of all related material communications. If such election is made, the Sub-Servicer shall be responsible for directly negotiating such response and/or resolution with the Commission or its staff in a timely manner; provided, that (i) the Sub-Servicer shall use reasonable efforts to keep the Depositor and the Master Servicer informed of its progress with the Commission or its staff and copy the Depositor and the Master Servicer on all correspondence with the Commission and provide the Depositor and the Master Servicer with the opportunity to participate (at the Depositor’s or Master Servicer’s, as applicable, expense) in any telephone conferences and meetings with the Commission or its staff and (ii) the Master Servicer shall cooperate with the Sub-Servicer in order to authorize the Sub-Servicer and its representatives to respond to and negotiate directly with the Commission or its staff with respect to any comments received from the Commission or its staff relating to Sub-Servicer and to notify the Commission or its staff of such authorization. The Master Servicer and the Sub-Servicer shall cooperate and coordinate with each other with respect to any requests made to the Commission or its staff for any extension of time for submitting a response or compliance. All reasonable out-of-pocket costs and expenses incurred by the Depositor and the Master Servicer (including reasonable legal fees and expenses of outside counsel to the Depositor and the Master Servicer) in connection with the foregoing and any amendments to any reports filed with the Commission or its staff related thereto shall be promptly paid by the Sub-Servicer upon receipt of an itemized invoice from the Depositor and/or the Master Servicer, as applicable.

The Sub-Servicer shall indemnify and hold harmless the Master Servicer (including any of its partners, directors, officers, employees or agents) against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and other costs and expenses incurred by the Master Servicer or such other Person arising out of (i) an actual breach by the Sub-Servicer of its obligations under this Section 3.01(c)(38), (ii) negligence, bad faith or willful misconduct on the part of the Sub-Servicer in the performance of such obligations or (iii) delivery of any Deficient Exchange Act Deliverable.

If the Sub-Servicer is a Servicing Function Participant, the Sub-Servicer shall indemnify and hold harmless each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses incurred by such Certification Party arising out of (i) a breach of its obligations to provide any of the annual compliance statements or annual assessment of compliance with the servicing criteria or attestation reports pursuant to this Agreement, (ii) negligence, bad faith or willful misconduct on its part in the performance of such obligations, (iii) any failure by the Sub-Servicer, as a Servicer (as defined in Section 11.02(b) of the Pooling and Servicing Agreement), to identify a Servicing Function Participant retained by it pursuant to Section 11.02(c), of the Pooling and Servicing Agreement or (iv) delivery of any Deficient Exchange Act Deliverable.

If the indemnification provided for in this Section 3.01(c)(38) is unavailable or insufficient to hold harmless any Certification Party or the Master Servicer, then the Sub-Servicer shall contribute to the amount paid or payable to the Certification Party or the Master Servicer as a result of the losses, claims, damages or liabilities of the Certification Party or the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Certification Party or the Master

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Servicer on the one hand and the Sub-Servicer on the other in connection with a breach of the Sub-Servicer’s obligations pursuant to this Section 3.01(c)(38).

It is hereby acknowledged that, as of the Closing Date, the Sub-Servicer is a Servicing Function Participant and an Additional Servicer. The Master Servicer shall notify the Sub-Servicer each year (commencing in 2026) within thirty (30) days of year end, whether the Sub-Servicer is a Servicing Function Participant.

The Sub- Servicer shall cooperate with the Master Servicer and each other party listed in Section 11.15(a) of the Pooling and Servicing Agreement in accordance with Section 11.15(a) of the Pooling and Servicing Agreement. If the Serviced Companion Loans constitutes a Serviced Securitized Companion Loan, the Sub-Servicer shall provide to the Master Servicer all information, reports, statements and certificates with respect to the Sub-Servicer and such Serviced Companion Loans comparable to any information, reports, statements or certificates required to be provided by the Master Servicer pursuant to Section 11.15 of the Pooling and Servicing Agreement, even if the Sub-Servicer is not otherwise required to provide such information, reports or certificates to any Person in order to comply with Regulation AB. Such information, reports or certificates shall be provided to the Master Servicer no later than five (5) Business Days prior to the date on which the Master Servicer is required to deliver its comparable information, reports, statements or certificates pursuant to Section 11.15 of the Pooling and Servicing Agreement. To the extent the Sub-Servicer is a Servicing Function Participant, the Sub-Servicer shall cooperate with each other party listed in Sections 11.15(b)-(f) of the Pooling and Servicing Agreement in accordance with Sections 11.15(b)-(f) of the Pooling and Servicing Agreement. If any Mortgaged Property that secures a Serviced Companion Loans is a “significant obligor” (within the meaning of Item 1101(k) of Regulation AB), the Sub-Servicer shall comply with Section 11.15(h) of the Pooling and Servicing Agreement and shall deliver such information and reports as provided therein to the Master Servicer at least five (5) Business Days before the Master Servicer must deliver such items.

(40)           Section 12.01 is not incorporated herein. The Sub-Servicer shall reasonably cooperate fully with the Master Servicer and deliver to the Master Servicer any and all statements, reports, certifications, records and any other information to the extent in its possession and necessary in the good faith determination of the Master Servicer to permit the Master Servicer to comply with its obligations under Section 12.01 of the Pooling and Servicing Agreement.

Section 3.02        Merger or Consolidation of the Sub-Servicer.

The Sub-Servicer shall keep in full effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its formation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Mortgage Loans or the Serviced Companion Loans and to perform its duties under this Agreement.

Any Person into which the Sub-Servicer may be merged or consolidated, or any corporation or limited liability company resulting from any merger, conversion or consolidation to which the Sub-Servicer shall be a party, or any Person succeeding to the business of the Sub-

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Servicer, or any Person succeeding to all or substantially all of the servicing business of the Sub-Servicer, shall be the successor of the Sub-Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person (i) must be a business entity whose business includes the servicing of mortgage loans and shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated to the extent required by applicable law, (ii) must be acceptable to the Master Servicer (which consent may not be unreasonably withheld) and (iii) shall have assumed in writing the obligations of the Sub-Servicer under this Agreement. Notwithstanding the foregoing, no Sub-Servicer may remain the Sub-Servicer under this Agreement after (x) being merged or consolidated with or into any Person that is a Prohibited Party, or (y) transferring all or substantially all of its assets to any Person if such Person is a Prohibited Party at the time of such merger, consolidation or transfer, except with respect to clause (x) and (y), as applicable, to the extent (i) the Sub-Servicer is the surviving entity of such merger, consolidation or transfer and has been in material compliance with its Regulation AB reporting obligations hereunder or (ii) the Master Servicer consents to such merger, consolidation or transfer, which consent shall not be unreasonably withheld.

Section 3.03        Limitation on Liability of the Sub-Servicer and Others.

Neither the Sub-Servicer nor any of the members, managers, directors, officers, employees or agents of the Sub-Servicer shall be under any liability to the Master Servicer for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Sub-Servicer or any such Person against liability for any breach of any representation or warranty made herein, or against any expense or liability specifically required to be borne by the Sub-Servicer without right of reimbursement pursuant to the terms hereof, or any liability which would otherwise be imposed by reason of willful misconduct, bad faith or negligence in the performance of such party’s obligations or duties hereunder, or by reason of negligent disregard of such party’s obligations or duties hereunder. The Sub-Servicer and any officer, employee, director, member, manager or agent of the Sub-Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder. The Sub-Servicer shall not be under any obligation to appear in, prosecute or defend any legal or administrative action (whether in equity or at law), proceeding, hearing or examination that is not incidental to its duties under this Agreement or which, in its opinion may involve it in any expenses or liability for which it would not be reimbursed hereunder; provided, however, the Sub-Servicer may, with the consent of the Master Servicer, undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities for which the Sub-Servicer shall be entitled to be reimbursed to the extent the Master Servicer is reimbursed therefor by the Trust. If and only to the extent provided pursuant to Section 6.04 of the Pooling and Servicing Agreement, the Sub-Servicer shall be indemnified and held harmless by the Trust against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses incurred in connection with any actual or threatened legal or administrative action (whether in equity or at law) or claim relating to this Agreement, the Mortgage Loans, the Serviced Companion Loans, or the Certificates, the VRR Interest, other than any loss, liability or expense: (i) specifically required

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to be borne by the Sub-Servicer, without right of reimbursement, pursuant to the terms hereof; (ii) incurred in connection with any breach of a representation or warranty made by the Sub-Servicer herein, or (iii) incurred by reason of the Sub-Servicer’s bad faith, willful misconduct or negligence in the performance of its obligations or duties hereunder, or by reason of negligent disregard of such obligations or duties. The Sub-Servicer shall not have any direct rights of indemnification that may be satisfied out of assets of the Trust, but will be entitled to the indemnification described above only through the Master Servicer to the full extent that the Master Servicer is indemnified by the Trust for such amounts pursuant to the Pooling and Servicing Agreement.

Section 3.04        Sub-Servicer Resignation.

The Sub-Servicer may resign from the obligations and duties hereby imposed on it (a) upon sixty (60) days written notice to the Master Servicer and payment by the Sub-Servicer of all reasonable out-of-pocket costs and expenses of the Master Servicer in connection with such resignation, or (b) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Sub-Servicer. Any such determination permitting the resignation of the Sub-Servicer pursuant to clause (b) shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer, which Opinion of Counsel shall be in form and substance acceptable to the Master Servicer.

Section 3.05        No Transfer or Assignment of Servicing.

With respect to the responsibility of the Sub-Servicer to service the Mortgage Loans and Serviced Companion Loans hereunder, the Sub-Servicer acknowledges that the Master Servicer has acted in reliance upon the Sub-Servicer’s independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section 3.05, the Sub-Servicer shall neither assign or transfer this Agreement or the servicing hereunder nor delegate its rights or duties hereunder or any portion thereof, nor sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Master Servicer, which consent will not be unreasonably withheld or delayed. Notwithstanding the foregoing, prior to any assignment or transfer by the Sub-Servicer of this Agreement or the servicing hereunder except as allowed by Section 3.01(c)(27) of this Agreement (the “Sub-Servicing Rights”), the Sub-Servicer shall allow the Master Servicer an opportunity to bid on the purchase of such Sub-Servicing Rights. The Sub-Servicer may also solicit bids from any other parties independent of the Master Servicer. If after receipt by the Sub-Servicer of all bids, the Master Servicer is not the highest bidder, the Master Servicer shall be given the opportunity (but not the obligation) to submit a second bid, which bid shall be the final bid received by the Sub-Servicer and shall be given equal consideration by the Sub-Servicer with all other bids.

Section 3.06        Indemnification.

The Master Servicer and the Sub-Servicer each agrees to and hereby does indemnify and hold harmless the Master Servicer, in the case of the Sub-Servicer, and the Sub-Servicer, in the case of the Master Servicer (including any of their partners, directors, officers, shareholders, members, managers, employees or agents) from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs (for the avoidance of doubt,

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including reasonable attorney’s fees and expenses and expenses relating to the enforcement of such indemnity), judgments, and any other costs, liabilities, fees and expenses that the Master Servicer, in the case of the Sub-Servicer, and the Sub-Servicer, in the case of the Master Servicer, (including any of their partners, directors, officers, shareholders, members, employees or agents) may sustain arising from or as a result of (i) any willful misconduct, bad faith or negligence of the Master Servicer or Sub-Servicer, as applicable, in the performance of its obligations and duties under this Agreement (ii) the negligent disregard by the Master Servicer or Sub-Servicer, as applicable, of its duties and obligations hereunder or (iii) by reason of breach of any representations or warranties made by the Master Servicer or Sub-Servicer, as applicable, herein; provided, that such indemnity shall not cover indirect or consequential damages. Each indemnified party hereunder shall give prompt written notice to the indemnitor of matters which may give rise to liability of such indemnitor hereunder; provided, however, that failure to give such notice shall not relieve the indemnitor of any liability except to the extent of actual prejudice. This Section 3.06 shall survive the termination of this Agreement and the termination or resignation of the Master Servicer or the Sub-Servicer.

ARTICLE IV

SUB-SERVICER TERMINATION EVENTS

Section 4.01        Sub-Servicer Termination Events.

In case one or more of the following events (each, a “Sub-Servicer Termination Event”) by the Sub-Servicer shall occur and be continuing, that is to say:

(a)               any failure by the Sub-Servicer to deposit into the Sub-Servicer Collection Account, Sub-Service Companion Distribution Account or any Servicing Account, or to deposit into, or to remit to the Master Servicer for deposit into, the Collection Account, on the dates and at the times required by this Agreement, any amount required to be so deposited or remitted under this Agreement, which failure is not remedied within one (1) Business Day; or

(b)               any failure on the part of the Sub-Servicer to observe or perform its obligations and duties in accordance with Section 3.07 of the Pooling and Servicing Agreement as incorporated herein pursuant to Sections 3.01(c)(12), (13) and (14) of this Agreement; or

(c)               any failure on the part of the Sub-Servicer to (i) timely make available and certify to the Master Servicer the information called for on Exhibit E attached hereto as required by Sections 3.01(c)(2), (5), (12) and (21) of this Agreement at any time required hereunder, which failure continues unremedied for five (5) Business Days after the Sub-Servicer’s receipt of notice from the Master Servicer of such failure, or (ii) timely provide to the Master Servicer the Collection Report which failure continues unremedied for one (1) Business Day after the Sub-Servicer’s receipt of notice from the Master Servicer of such failure; or

(d)               the Sub-Servicer shall fail three (3) times within any two (2) year period to timely provide to the Master Servicer any report required by this Agreement to be provided to the Master Servicer; or

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(e)               any failure on the part of the Sub-Servicer duly to observe or perform in any material respect any of its other covenants or obligations contained in this Agreement which failure continues unremedied for a period of twenty-five (25) days (or (A) with respect to any year that a report on Form 10-K is required to be filed, three (3) Business Days in the case of the Sub-Servicer’s obligations contemplated by Article XI of the Pooling and Servicing Agreement and Section 3.01(c)(38) of this Agreement or (B) ten (10) days in the case of payment of an insurance premium) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Sub-Servicer by the Master Servicer; provided, however, that if such failure is capable of being cured and the Sub-Servicer is diligently pursuing such cure and has provided the Master Servicer with an officer’s certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure, such period will be extended an additional thirty (30) days; provided, further, however, that such extended period will not apply to the obligations regarding Exchange Act reporting; or

(f)                any breach on the part of the Sub-Servicer of any representation or warranty contained in Section 6.01(a) of the Pooling and Servicing Agreement as incorporated herein which materially and adversely affects the interests of the Master Servicer, any Class of Certificateholders, or any VRR Interest Owners and which continues unremedied for a period of thirty (30) days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Sub-Servicer by the Master Servicer; provided, however, that if such failure is capable of being cured and the Sub-Servicer is diligently pursuing such cure and has provided the Master Servicer with an officer’s certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure, such period will be extended an additional thirty (30) days; or

(g)               a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Sub-Servicer and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of sixty (60) days; or

(h)               the Sub-Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Sub-Servicer or of or relating to all or substantially all of its property; or

(i)                 the Sub-Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or take any corporate action in furtherance of the foregoing; or

(j)                 the Sub-Servicer shall assign or transfer or attempt to assign or transfer all or part of its rights and obligations hereunder except as permitted by this Agreement; or

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(k)               either Moody’s has (A) qualified, downgraded or withdrawn its rating or ratings of one or more Classes of Certificates, or (B) placed one or more Classes of Certificates on “watch status” in contemplation of a ratings downgrade or withdrawal (and such qualification, downgrade, withdrawal or “watch status” placement shall not have been withdrawn by Moody’s, as applicable, within sixty (60) days of such rating action), and, in the case of either of clauses (A) or (B), such Rating Agency publicly cited servicing concerns with the Sub-Servicer as the sole or a material factor in such rating action; or

(l)                 the Sub-Servicer has failed to maintain a ranking by Morningstar DBRS equal to or higher than “MOR CS3” as a primary servicer and such ranking is not reinstated within 60 days of such event (if the Sub-Servicer has or had a Morningstar DBRS ranking on or after the Closing Date) or (ii) if the Sub-Servicer has not been ranked by Morningstar DBRS on or after the Closing Date, and Morningstar DBRS has qualified, downgraded or withdrawn the then-current rating or ratings of one or more Classes of Certificates or placed one or more Classes of Certificates on “watch status” in contemplation of a rating downgrade or withdrawal, publicly citing servicing concerns with the Sub-Servicer as the sole or material factor in such rating action (and such qualification, downgrade, withdrawal or “watch status” placement has not been withdrawn by Morningstar DBRS within 60 days of such event); or

(m)             the Sub-Servicer is no longer rated at least “CPS3” by Fitch and the Sub-Servicer is not reinstated to at least that rating within sixty (60) days of the delisting; or

(n)               any failure by the Sub-Servicer to deliver any Exchange Act reporting items required to be delivered by the Sub-Servicer to the Master Servicer, the Certificate Administrator or the Depositor, as applicable, hereunder or under Article XI of the Pooling and Servicing Agreement, or to the applicable master servicer under any other pooling and servicing agreement that the Depositor is a party to, in any case, by the time required hereunder or under Article XI of the Pooling and Servicing Agreement after any applicable grace periods; or

(o)               any failure by the Sub-Servicer to perform in any material respect any of its covenants or obligations contained in this Agreement regarding creating, obtaining or delivering any Exchange Act reporting items required for any party to the Pooling and Servicing Agreement to perform its obligations under Article XI of the Pooling and Servicing Agreement or under the Exchange Act reporting items required under any other pooling and servicing agreement that the Depositor is a party to.

If any Sub-Servicer Termination Event shall occur and be continuing, then, and in each and every such case, so long as such Sub-Servicer Termination Event shall not have been remedied, the Master Servicer may terminate, by notice in writing to the Sub-Servicer, all of the rights and obligations of the Sub-Servicer as Sub-Servicer under this Agreement and in and to the Mortgage Loans, the Serviced Companion Loans and the proceeds thereof. From and after the receipt by the Sub-Servicer of such written notice, all authority and power of the Sub-Servicer under this Agreement, whether with respect to the Mortgage Loans, the Serviced Companion Loans or otherwise, shall pass to and be vested in the Master Servicer pursuant to and under Section 4.01 of this Agreement, and, without limitation, the Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Sub-Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all

30

other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans, the Serviced Companion Loans and related documents, or otherwise. The Sub-Servicer hereby acknowledges that the Serviced Companion Noteholders shall be entitled to direct the Master Servicer to replace the Sub-Servicer with a successor sub-servicer for the related Serviced Whole Loan pursuant to Section 7.01(f) of the Pooling and Servicing Agreement (the “Successor Sub-Servicer”) following a Sub-Servicer Termination Event with respect to such Serviced Whole Loan. The Sub-Servicer agrees that if it is terminated pursuant to Section 4.01 of this Agreement, it shall promptly (and in any event no later than five (5) Business Days subsequent to its receipt of the notice of termination) provide the Master Servicer with all documents and records (including, without limitation, those in electronic form) requested by it to enable it to assume the Sub-Servicer’s functions hereunder, and shall cooperate with the Master Servicer in effecting the termination of the Sub-Servicer’s responsibilities and rights hereunder and the assumption by a successor of the Sub-Servicer’s obligations hereunder, including, without limitation, the transfer within one (1) Business Day to the Master Servicer for administration by it of all cash amounts which shall at the time be or should have been credited by the Sub-Servicer to the Sub-Servicer Collection Account, the Sub-Servicer Companion Distribution Account, the Collection Account or any Servicing Account, or thereafter be received with respect to the Mortgage Loans or the Serviced Companion Loans or any REO Property (provided, however, that the Sub-Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 3.03 of this Agreement notwithstanding any such termination).

In addition to any other rights the Master Servicer may have hereunder, if the Sub-Servicer fails to remit to the Master Servicer any amounts when required to be remitted hereunder, the Sub-Servicer shall pay to the Master Servicer interest on the amount of such late remittance at the Prime Rate, applied on a per diem basis for each day such remittance is late (i.e., said per annum rate divided by 365 multiplied by the number of days late); but in no event shall such interest be greater than the maximum amount permitted by law.

Section 4.02        Waiver of Defaults.

The Master Servicer may waive any default by the Sub-Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Sub-Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 4.03        Other Remedies of Master Servicer.

During the continuance of any Sub-Servicer Termination Event, so long as such Sub-Servicer Termination Event shall not have been remedied, the Master Servicer, in addition to the rights specified in Section 4.01 of this Agreement, shall have the right, in its own name, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies (including the institution and prosecution of all judicial, administrative and other proceedings and

31

the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Sub-Servicer Termination Event.

ARTICLE V

TERMINATION

Section 5.01        Termination. Except as otherwise specifically set forth herein, the rights, obligations and responsibilities of the Sub-Servicer shall terminate (without payment of any penalty or termination fee): (i) upon the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan (and the related Serviced Companion Loans) and the remittance of all funds due hereunder; (ii) by mutual consent of the Sub-Servicer and the Master Servicer in writing; (iii) pursuant to Section 5.02 of this Agreement; (iv) at the option of any purchaser of one or more Mortgage Loans or Serviced Companion Loans pursuant to the Pooling and Servicing Agreement, upon such purchase and only with respect to such purchased Mortgage Loan or Serviced Companion Loans; or (v) upon termination of the Pooling and Servicing Agreement, each subject to the Sub-Servicer’s right to retain any accrued and unpaid fees and expenses.

Section 5.02        Termination With Cause.

The Master Servicer may, at its sole option, terminate any rights the Sub-Servicer may have hereunder with respect to any or all of the Mortgage Loans and Serviced Companion Loans, as provided in Section 4.01 of this Agreement upon the occurrence of a Sub-Servicer Termination Event. For the avoidance of doubt, the Sub-Servicer will no longer perform the obligations of the Master Servicer as Companion Paying Agent if terminated as the Sub-Servicer with respect to the Serviced Whole Loan.

Any notice of termination shall be in writing and delivered to the Sub-Servicer as provided in Section 6.05 of this Agreement.

Section 5.03        Reserved.

Section 5.04        Termination of Duties with Respect to Specially Serviced Loans.

At such time as any Mortgage Loan or Serviced Companion Loan becomes a Specially Serviced Loan, the obligations and duties of the Sub-Servicer set forth herein with respect to such Specially Serviced Loan that are required to be performed by the Special Servicer under the Pooling and Servicing Agreement shall cease in accordance with Section 3.01(c) of this Agreement. The Sub-Servicer shall continue to perform all of its duties hereunder with respect to the Specially Serviced Loans to the extent set forth in Section 3.01 of this Agreement. If a Specially Serviced Loan becomes a Corrected Mortgage Loan, the Sub-Servicer shall commence servicing such Corrected Mortgage Loan pursuant to the terms of this Agreement.

32

ARTICLE VI

MISCELLANEOUS

Section 6.01        Successor to the Sub-Servicer.

Concurrently with the termination of the Sub-Servicer’s responsibilities and duties under this Agreement pursuant to Section 3.04, 4.01, 5.01, 5.02 or 5.04 of this Agreement, the Master Servicer shall (i) succeed to and assume all of the Sub-Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which satisfies the criteria for a successor Sub-Servicer in Section 3.02 of this Agreement and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Sub-Servicer under this Agreement accruing following the termination of the Sub-Servicer’s responsibilities, duties and liabilities under this Agreement.

Section 6.02        Financial Statements.

The Sub-Servicer shall, upon the request of the Master Servicer, make available its financial statements, and other records relevant to the performance of the Sub-Servicer’s obligations hereunder.

Section 6.03        Closing.

The closing for the commencement of the Sub-Servicer to perform the servicing responsibilities under this Agreement with respect to the Mortgage Loans and the Serviced Companion Loans shall take place on the Closing Date. The closing shall be by electronic mail.

The closing shall be subject to the execution and delivery of the Pooling and Servicing Agreement by the parties thereto.

Section 6.04        Closing Documents.

The Closing Documents shall consist of all of the following documents:

(a)               to be provided by the Sub-Servicer:

(1)               this Agreement executed by the Sub-Servicer;

(2)               a Secretary’s Certificate of the Secretary of the Sub-Servicer, dated the Closing Date and in the form of Exhibit B hereto, including all attachments thereto;

(3)               [reserved]; and

(4)               the account certifications in the form of Exhibit F hereto required by Sections 3.01(c)(4) and (8) of this Agreement, fully completed; and

(b)               to be provided by the Master Servicer:

(1)               this Agreement executed by the Master Servicer; and

33

(2)               the Mortgage Loan Schedule, with one copy to be attached to each counterpart of this Agreement as Exhibit A hereto; and

(3)               the Pooling and Servicing Agreement substantially in the form of Exhibit C hereto.

Section 6.05        Notices.

Except as provided herein, all demands, notices, consents and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to the following addresses:

(i)	if to the Master Servicer:

Trimont LLC

Commercial Mortgage Servicing

550 S. Tryon Street, Suite 2400

Charlotte, North Carolina 28202

Attention: BANK5 2025-5YR19 Asset Manager

Email: trimont.commercial.servicing@cms.trimont.com

with a copy to:

Trimont LLC

Two Alliance Center

3560 Lenox Rd NE, Suite 2200

Atlanta, Georgia 30326

Attention: Legal Department

Email: legaldepartment@trimont.com

and:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

Email: Stacy.Ackermann@klgates.com

(ii)	if to the Sub-Servicer: Berkadia Commercial Mortgage LLC 323 Norristown Road, Suite 300 Ambler, Pennsylvania 19002 Attention: Executive Vice President – Servicing Operations
34

with a copy to:

Berkadia Commercial Mortgage LLC
323 Norristown Road, Suite 300
Ambler, Pennsylvania 19002
Attention: General Counsel

or such other address as may hereafter be furnished to the other party by like notice.

The notice address for the Depositor is set forth in Section 13.05 of the Pooling and Servicing Agreement. If the Master Servicer receives notice from the Depositor of an address change as contemplated by Section 13.05 of the Pooling and Servicing Agreement, the Master Servicer shall promptly notify the Sub-Servicer of such change.

Section 6.06        Severability Clause.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan or Serviced Companion Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

Section 6.07        Counterparts.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.

Section 6.08        Governing Law.

THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

35

EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER.

THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED.

Section 6.09        Protection of Confidential Information.

The Sub-Servicer shall keep confidential and shall not divulge to any party other than the Master Servicer, the Depositor, the Serviced Companion Loans Noteholder, the Special Servicer or the Trustee, without the Master Servicer’s prior written consent (which consent shall not be unreasonably withheld or delayed), any information pertaining to the Mortgage Loans, the Serviced Companion Loans or any borrower thereunder, except to the extent that it is appropriate for the Sub-Servicer to do so (a) in working with third-party vendors, property inspectors, legal counsel, auditors, taxing authorities or other governmental agencies, (b) in accordance with this Agreement, (c) when required by any law, regulation, ordinance, court order or subpoena or (d) in disseminating general statistical information relating to the mortgage loans being serviced by the Sub-Servicer (including the Mortgage Loans and the Serviced Companion Loans) so long as the Sub-Servicer does not identify the Certificateholders, the Mortgagors or the Mortgaged Properties; provided that the foregoing covenant shall not apply to information that becomes public knowledge other than by disclosure by the Sub-Servicer.

Section 6.10        Intention of the Parties.

It is the intention of the parties that the Master Servicer is conveying, and the Sub-Servicer is receiving, only a contract for servicing the Mortgage Loans and Serviced Companion Loans. Accordingly, the parties hereby acknowledge that the Trustee remains the sole and absolute beneficial owner of the Mortgage Loans and all rights related thereto and that the Serviced Companion Noteholders remain the sole and absolute beneficial owner of its respective Serviced Companion Loans and all rights related thereto.

36

Section 6.11        Third Party Beneficiary.

The Depositor (with respect to Section 3.01(c)(38) of this Agreement) and the Trustee (for the benefit of the Certificateholders, the VRR Interest Owners and the Serviced Companion Noteholders) and the Trustee (as holder of the Lower-Tier Regular Interests) shall each be a third party beneficiary under this Agreement, provided that, except to the extent the Trustee or its designee assumes the obligations of the Master Servicer hereunder as contemplated by Section 6.12 of this Agreement, none of the Depositor, the Trustee, the Trust, the Operating Advisor, the Certificate Administrator, the Special Servicer, any successor master servicer or any successor special servicer or any Certificateholder shall have any duties under this Agreement or any liabilities arising herefrom. The Depositor and each Certification Party shall be a third party beneficiary under this Agreement solely with respect to the obligations of the Sub-Servicer under Section 3.01(c)(38) of this Agreement, to the extent the Sub-Servicer is a Servicing Function Participant or an Additional Servicer.

Section 6.12        Successors and Assigns; Assignment of Agreement.

This Agreement shall bind and inure to the benefit of and be enforceable by the Sub-Servicer and the Master Servicer and the respective successors and assigns of the Sub-Servicer and the Master Servicer. This Agreement shall not be assigned, pledged or hypothecated by the Sub-Servicer to a third party except as otherwise specifically provided for herein. If the Master Servicer shall for any reason no longer act in such capacity under the Pooling and Servicing Agreement (including, by reason of a Servicer Termination Event), the Trustee or its designee or any other successor to the Master Servicer may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer under this Agreement or, alternatively, may act in accordance with Section 7.02 of the Pooling and Servicing Agreement under the circumstances described therein (subject to Section 3.20(g) of the Pooling and Servicing Agreement).

Section 6.13        Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

Section 6.14        Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 6.15        General Interpretive Principles.

The article and section headings are for convenience of a reference only, and shall not limit or otherwise affect the meaning hereof.

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Section 6.16        Complete Agreement.

This Agreement embodies the complete agreement between the parties regarding the subject matter hereof and may not be varied or terminated except by a written agreement conforming to the provisions of Section 6.18 of this Agreement. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

Section 6.17        Further Agreement.

The Sub-Servicer and the Master Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 6.18        Amendments.

This Agreement may only be amended with the consent of the Sub-Servicer and the Master Servicer. No amendment to the Pooling and Servicing Agreement that purports to change the rights or obligations of the Sub-Servicer hereunder shall be effective against the Sub-Servicer without the express written consent of the Sub-Servicer (which consent shall not be unreasonably withheld).

Section 6.19        Non-Solicitation.

Without the prior written consent of the Sub-Servicer, the Master Servicing Group (as defined below) shall not disclose to any Person employed by the Master Servicer or an Affiliate thereof that is part of a business unit that originates or refinances mortgage loans any information that the Master Servicing Group has received or obtained or generated or is otherwise in its possession as a result of its acting as Master Servicer under the Pooling and Servicing Agreement. In addition, without the prior written consent of the Sub-Servicer, the Master Servicing Group shall not take any direct action, nor will it direct a third party to take any action, to refinance or solicit the refinancing of any Mortgage Loan. For purposes of this Section 6.19, the “Master Servicing Group” shall mean the business unit of the Master Servicer (which, with respect to Trimont LLC, is called Commercial Mortgage Servicing) that is in the business of master servicing and/or primary servicing commercial mortgage loans that are in securitizations. Notwithstanding the foregoing, the following shall not constitute violations of this Section 6.19: (i) dissemination of information or reports as contemplated by the Pooling and Servicing Agreement, (ii) promotions undertaken by the Master Servicer or any Affiliate of the Master Servicer which are directed to commercial mortgage loan borrowers, originators and mortgage brokers generally, which promotions, in each case, are based upon information that has been acquired from a source other than the Master Servicing Group, including, without limitation, commercially acquired mailing lists or information generally available in the public domain or (iii) actions taken in connection with serving the refinancing needs of a Mortgagor who, without such solicitation by the Master Servicer as described in the second preceding sentence, contacts the Master Servicer in connection with the refinance of such Mortgage Loan.

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IN WITNESS WHEREOF, the Sub-Servicer and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

TRIMONT LLC

By:	/s/ Amanda Perkins
Name: Amanda Perkins
Title: Authorized Signatory
BANK5 2025-5YR19 Signature Page to Berkadia Primary Servicing Agreement

BERKADIA COMMERCIAL MORTGAGE LLC

By:	/s/ Mark E. McCool
Name: Mark E. McCool
Title: Executive Vice President

BANK5 2025-5YR19 Signature Page to Berkadia Sub-Servicing Agreement

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Mortgage Loan Number	Mortgage Loan Seller	Property Name	Cut-Off Date Balance	Sub-Servicing Fee%	Berkadia Loan Number
3	BANA	Westyn Village Apartments	$69,500,000	0.01000%	011481024
4	BANA	Badger Portfolio	$60,393,600	0.03000%	011483538
5	BANA	Overture Apartments	$45,400,000	0.01000%	011481023
30	MSMCH	Westwood Park	$10,550,000	0.04000%	011479807
33	MSMCH	Carlsbad MHC	$5,502,000	0.06000%	011480494

SERVICED COMPANION LOANS

Property Name	Cut-Off Date Balance	Sub-Servicing Fee%	Berkadia Loan Number
N/A
A-1

EXHIBIT B

SUB-SERVICER’S OFFICER’S CERTIFICATE

BERKADIA COMMERCIAL MORTGAGE LLC

CERTIFICATE OF SECRETARY

I, the undersigned Secretary or Assistant Secretary of BERKADIA COMMERCIAL MORTGAGE LLC (the “Company”), hereby certify as follows:

1.	I am a duly elected, qualified and acting Secretary of the Company as noted below my signature.

2.	The Company, by virtue of the resolutions described in paragraph 3 below, has taken all action necessary to authorize (a) the execution, delivery and performance of the Primary Servicing Agreement dated as of [________] 1, 20[__], with Trimont LLC (the “Agreement”), and (b) the person(s) listed below to execute and deliver the Agreement.

3.	Attached hereto as Exhibit I is a true and correct copy of certain resolutions of the Company which have been duly adopted by the Company and which remain in full force and effect as of the date hereof and which have not been amended, rescinded or impaired in any way.

4.	Each person listed below currently holds Executive Officer Authority and the officer title set forth opposite his or her name.

Name	Authority/Title
[____________]	[__________________]

IN WITNESS WHEREOF, I have executed this Certificate as of this __ day of [______], 20[__].

Print Name:
Print Title:

B-2

Exhibit I

RESOLVED FURTHER, that each person now or hereafter holding the office of Executive Vice President, President or Chief Executive Officer of the Company, be and hereby is authorized and empowered, acting alone, to execute in the name of, and on behalf of the Company in the ordinary course of business and upon such terms and conditions as the executing officer deems necessary or proper: (a) any and all agreements, documents, instruments or certifications not otherwise specifically authorized by separate resolution of the Board of Managers, which may be found necessary, proper or expedient to be executed in conducting the current business of the Company, including those in which a security interest in personal property is granted and guaranty the obligations of wholly-owned subsidiaries of the Company; (b) deeds and conveyances of any real or personal property, including REO property; (c) leases and licenses (including those in which a security interest in personal property is granted); (d) applications, engagement letters, term sheets and rate lock arrangements with potential borrowers, as well as the Company’s commitment to fund a loan to potential borrowers that has been approved in accordance with the Company’s Credit Approval Policies then in effect, together with any extensions, modifications or terminations thereof in the ordinary course of business, and (e) loan acquisition agreements and loan sale agreements, including participation agreements, participation certificates, broker agreements and servicing agreements;

PROVIDED, HOWEVER, that for (i) obligations authorized by the President, Chief Executive Officer or Chief Financial Officer (and for office space leases authorized and approved by the President, Chief Executive Officer, Chief Financial Officer, or Chief Administrative Officer), the value shall not exceed, individually or, if executed as related agreements, in the aggregate, more than One Million Dollars ($1,000,000.00) unless otherwise permitted under the Company’s Credit Approval Policies; and (ii) for obligations authorized by an Executive Vice President, other than the Chief Financial Officer, the value shall not exceed individually or, if executed as related agreements, in the aggregate, Five Hundred Thousand Dollars ($500,000.00) unless otherwise permitted under the Company’s Credit Approval Policies; and

PROVIDED FURTHER, that NO AUTHORITY IS CONVEYED TO EXECUTE ANY OF THE FOLLOWING: (i) the borrowing of funds on behalf of the Company, whether secured or unsecured, (ii) the execution or provision of any guaranty by or on behalf of the Company, (iii) the trading of securities, (iv) the purchase of stock or other equity interest in any entity, and (iv) the purchase of servicing rights UNLESS such officer is expressly authorized by resolution of the Board of Managers to take such action on behalf of the Company;

* * *

RESOLVED FURTHER, that the Secretary and any Assistant Secretary of the Company be, and each hereby is, authorized and empowered to certify in writing

B-3

the existence of these Resolutions, and of the names and specimen signatures of the Executive Officers, Corporate Banking Officers, Servicing Banking Officers and Authorized Representatives authorized pursuant to these Resolutions to act on behalf of the Company, and that each recipient of such certificate given by the Secretary or any Assistant Secretary of the Company may rely upon the effectiveness of these Resolutions and the authority of the persons named herein until such holder receives written notice from the Company of any rescission or modification thereof.

END OF RESOLUTIONS

B-4

EXHIBIT C

POOLING AND SERVICING AGREEMENT

Previously Delivered.

C-1

EXHIBIT D

RESERVED

D-1

EXHIBIT E

QUARTERLY SERVICING CERTIFICATION

Sub-Servicer:

RE: BANK5 2025-5YR19

Pursuant to the Servicing Agreement(s) between Trimont LLC and [Sub-Servicer], we certify with respect to each mortgage loan serviced by us for Trimont LLC that, as of the quarter ending, except as otherwise noted below:

All taxes, assessments and other governmental charges levied against the mortgaged premises, ground rents payable with respect to the mortgaged premises, if any, which would be delinquent if not paid, have been paid.

Based on [Sub-Servicer’s] monitoring of the insurance in accordance with the Servicing Standard, all required insurance policies are in full force and effect on the mortgaged premises in the form and amount and with the coverage required by the loan documents.

All necessary action has been taken to continue all UCC Financing Statements in favor of the mortgagee of each mortgage loan prior to the expiration of such UCC Financing Statements.

All reserves are maintained and disbursed in accordance with the loan documents and no expired reserves exist.

All letters of credit are transferred to the Trust as beneficiary and are properly renewed.

Lockboxes are being serviced in accordance with loan documents.

To the best of our knowledge, all required loan documents, third party reports and underwriting files are complete and all applicable loan documents have been properly assigned to the Trust.

EXCEPTIONS:

Servicing Officer	Date

E-1

EXHIBIT F

FORM OF ACCOUNT CERTIFICATION

Securitization:

Sub-Servicer:

New Account	Change of Account Information

Indicate purpose of account (check all that apply):

Principal & Interest	Deposit Clearing

Taxes & Insurance	Disbursement Clearing

Reserves (non-interest bearing)	Suspense

Reserves (interest bearing)

Account Number:

Account Name:

Depository Institution (and Branch):

Name:

Street:

City, State, Zip:

Rating Agency:	Rating:

Please note that the name of the account must follow the guideline specifications detailed in the applicable agreement.

Prepared by:

Signature:

Title:

Date:

Telephone:	Fax:

F-1

EXHIBIT G

FORM OF

COLLECTION REPORT

BANK5 2025-5YR19

Month of ____________

Sub Serv ID	Master Servicer Loan#	SubServicer Loan#	Prosp ID	Sched Due Date	Begin Balance Prior to Pmt	Ending Balance After Pmt	Paid Thru Date	LIBOR	Margin	Current Note Rate	Net Mortgage Rate	Sub- Servicer Fee	Sched Prin Pmt	Schedu Int Pmt	Sched P&I Amount	Sched Sub-Serv Fee	Securitization Compensation fee Rate	Securitization Compensation Fee	Collateral Surveillance Fee	Collateral Surveillance Fee	Sched Addl Sub- Sub Fee	Neg/AM Deferred Int Amount	Unchedu Principal Rec’d	Other Princiapl Adjust	Other Interest Adjust	Liq/Prep mt Date	Prepmt Penalty / YM Rec’d	Prepmt Int Exc/Short	Liq/Pre pmt Code	T&I Advances O/S	Pmt Eff Date Recd	Actual Principal Rec’d	Actual (Gross) Interest Rec’d	Actual Sub- Servicer Fee Paid	Addl Sub- Sub Fee Paid	Actual (Net) Interest Rec'd	Late Charges Rec'd	Default Interest Rec'd	Assum Fees Rec'd	Addl Fees Rec'd	Remittance Amount	Actual Loan Balance	Total Reserve Balance	Pmt Loan Status	Comments

													0.0	0.0		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0	0.0		0.0		0.0	0.0	0.0			0.0	0.0	0.0	0.0	0.0

																																			Net Remit to MS:

	Loan Status	A- payment not received but still in grace period
B - late payment but less than 1 month delinquent
O - Current
1 - One month delinquent
2 - Two months delinquent
3 - Three months delinquent
4 - Assumed Schedule Payment
5 - Prepaid in Full
6 - Specially Serviced
7 - In foreclosure
9 - REO
10 - DPO
11 - Modification

Prepared By:
Approved By

G-1

EXHIBIT H

FORM OF CERTIFICATE OF INSURANCE

Sub-Servicer:_______________________________________

Re:	BANK5 2025-5YR19

Pursuant to the Sub-Servicing Agreement(s) between Trimont LLC and [Sub-Servicer], based on [Sub-Servicer’s] monitoring of the insurance in accordance with the Servicing Standard, we certify with respect to each Mortgage Loan serviced by us for Trimont LLC that all required insurance policies are in full force and effect on the mortgaged premises in the form and amount and with the coverage required by the Sub-Servicing Agreement(s).

Servicing Officer	Date

H-1

EXHIBIT I

NEW LEASE INFORMATION

Loan #	Property Type:	Tenant:

Property Name/Address:
Term (Years, Months):	Sq Ft Gross Rentable:	Net Rentable

Begin Lease Date:	Retail
End Lease Date:	Office
Occupancy Date (if diff):	Other

Minimum Rent	(S/SF/YR)

		(Mo/Yr)	Escalation:	CPI	Other
Change to	on
Change to	on
Change to	on
Change to	on

Percentage Rent

% Amount	For	% Rent Due:
	For		Monthly
	Up to		Quarterly
	Up to		Annually

Breakpoint	(S/Yr)	Sales Report Due:

(Mo/Yr)
Change to	on		Monthly
Change to	on		Quarterly
Change to	on		Annually

Recoveries

Taxes	Per

Insurance	Per

Cam	Per

HVAC	Per

Adver/Promo	Per

Per
Per
Management	Per

I-1

I-2

Renewal Options

Term
Minimum rent
% Rent

SF
Gross Rentable
Net Rentable

Landlord Costs

Alterations:
Commissions:
Moving Allowances:
Buyout Clauses:
Other:

Building Insurance Requirements

Tenant maintains fire & ED on building(s); will need coverage to renew
Does not furnish building coverage
General liability naming landlord mortgagee as additional insured; will need coverage for review
General liability without mentioning landlord’s mortgagee; do not need coverage

Waiver of Subrogation

N/A
Mutual; will need endorsement
Landlord only; will need endorsement
Tenant only; do not need endorsement

Comments:

Attachments:

Original Lease
Original Subordination Agreement

I-3

EXHIBIT J

MONTHLY ACCOUNTS CERTIFICATION

Sub-Servicer:_________________________________________________

Re: BANK5 2025-5YR19

Pursuant to the Servicing Agreement(s) between Trimont LLC and the above named Sub-Servicer, I certify with respect to each transaction serviced by us, as noted above, for Trimont LLC that as of_____________________(the Determination Date), all collection accounts and servicing accounts have been properly reconciled and the reconciliations have been reviewed and approved by Sub-Servicer’s management, except as otherwise noted below:

EXCEPTIONS:

Servicing Officer	Date

J-1